UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07606

Nuveen Connecticut Premium Income Municipal Fund
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 917-7700

Date of fiscal year end: May 31

Date of reporting period: November 30, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

NUVEEN Investments

Nuveen Investments
Municipal Closed-End Funds

It's not what you earn, it's what you keep.®

Semi-Annual Report November 30, 2014

NTC
Nuveen Connecticut Premium Income Municipal Fund

NMT
Nuveen Massachusetts Premium Income Municipal Fund

NUVEEN INVESTMENTS ACQUIRED BY TIAA-CREF

On October 1, 2014, TIAA-CREF completed its previously announced acquisition of Nuveen Investments, Inc., the parent company of your fund’s investment adviser, Nuveen Fund Advisors, LLC (“NFAL”) and the Nuveen affiliates that act as sub-advisers to the majority of the Nuveen Funds. TIAA-CREF is a national financial services organization with approximately $840 billion in assets under management as of October 1, 2014 and is a leading provider of retirement services in the academic, research, medical and cultural fields. Nuveen expects to operate as a separate subsidiary within TIAA-CREF’s asset management business. Nuveen’s existing leadership and key investment teams have remained in place following the transaction.

NFAL and your fund’s sub-adviser(s) continue to manage your fund according to the same objectives and policies as before, and there have been no changes to your fund’s operations.

Table of Contents

Chairman’s Letter to Shareholders	4

Portfolio Manager’s Comments	5

Fund Leverage	8

Common Share Information	10

Risk Considerations	12

Performance Overview and Holding Summaries	13

Shareholder Meeting Report	15

Portfolios of Investments	16

Statement of Assets and Liabilities	29

Statement of Operations	30

Statement of Changes in Net Assets	31

Statement of Cash Flows	32

Financial Highlights	34

Notes to Financial Statements	37

Additional Fund Information	49

Glossary of Terms Used in this Report	50

Reinvest Automatically, Easily and Conveniently	52

Nuveen Investments	3

Chairman’s Letter to Shareholders

Dear Shareholders,

Over the past year, global financial markets were generally strong as stocks of many countries rose due to strengthening economies and abundant central bank support. A low and stable interest rate environment allowed the bond market to generate modest but positive returns.

More recently, markets have been less certain as economic growth is strengthening in some parts of the world, but in other areas recovery has been slow or uneven at best. Despite increasing market volatility, geopolitical turmoil and concerns over rising rates, better-than-expected earnings results and economic data have supported U.S. stocks. Europe continues to face challenges as disappointing growth and inflation measures led the European Central Bank to further cut interest rates. Japan is suffering from the burden of the recent consumption tax as the government’s structural reforms continue to steadily progress. Flare-ups in hotspots, such as the ongoing Russia-Ukraine conflict and Middle East, have not yet been able to derail the markets, though that remains a possibility. With all the challenges facing the markets, accommodative monetary policy around the world has helped lessen the impact of these events.

It is in such changeable markets that professional investment management is most important. Investment teams who have experienced challenging markets in the past understand how their asset class can behave in rapidly changing times. Remaining committed to their investment disciplines during these times is a critical component to achieving long-term success. In fact, many strong investment track records are established during challenging periods because experienced investment teams understand that volatile markets place a premium on companies and investment ideas that can weather the short-term volatility. By maintaining appropriate time horizons, diversification and relying on practiced investment teams, we believe that investors can achieve their long-term investment objectives.

As always, I encourage you to communicate with your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

William J. Schneider
Chairman of the Board
January 23, 2015

4	Nuveen Investments

Portfolio Manager’s Comments

Nuveen Connecticut Premium Income Municipal Fund (NTC)
Nuveen Massachusetts Premium Income Municipal Fund (NMT)

These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments, Inc. Portfolio manager Michael S. Hamilton discusses key investment strategies and the six-month performance of the Nuveen Connecticut and Massachusetts Funds. Michael assumed portfolio management responsibility for these Funds in 2011.

What key strategies were used to manage NTC and NMT during the six-month reporting period ended November 30, 2014?

Falling long-term interest rates helped municipal bonds rally during the reporting period. Additional tailwinds came from a supportive fundamental backdrop and demand continuing to outpace supply. In this environment, bond issuers sought to take advantage of declining rates by retiring older bonds and replacing them with newer debt issued at lower rates. As a result, the Funds experienced heightened call activity during the reporting period.

For NTC, we sought to increase the Fund’s duration and maintain a bias toward longer term bonds. We focused our sales on reducing exposure to credits with shorter call structures and shorter maturities. With the proceeds from called bonds and selling activity, we purchased credits with current call structures of approximately 10 years and maturities in the 16- to 30-year range. In NMT, we also continued to maintain a longer duration, but were able to buy credits where we found the most attractive values along the entire yield curve. We also bought pre-refunded bonds to keep the Fund fully invested. These purchases were funded mainly from the cash proceeds from called and matured bonds.

Other additions to NMT’s portfolio included some bonds transferred in when NMT acquired Nuveen Massachusetts Dividend Advantage Municipal Fund (NMB) and Nuveen Massachusetts AMT-Free Municipal Income Fund (NGX) in June 2014.

As of November 30, 2014, the Funds continued to use inverse floating rate securities. We employ inverse floaters for a variety of reasons, including duration management, income enhancement and total return enhancement.

How did NTC and NMT perform during the six-month reporting period ended November 30, 2014?

The tables in each Fund’s Performance Overview and Holding Summaries section of this report provide the Funds’ total returns for the six-month, one-year, five-year and ten-year periods ended November 30, 2014. Each Fund’s total returns at common share net asset value (NAV) are compared with the performance of a corresponding market index and Lipper classification averages.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Nuveen Investments	5

Portfolio Manager’s Comments (continued)

For the six months ended November 30, 2014, the total returns at common share NAV for NTC and NMT outperformed the returns for their respective state’s S&P Municipal Bond Index as well as the S&P Municipal Bond Index. For the same period, these two Funds lagged the average return for the Lipper Other States Municipal Debt Funds Classification. Shareholders should note that the performance of the Lipper Other States classification represents the overall average of returns for funds from ten states with a wide variety of municipal market conditions, making direct comparisons less meaningful.

Key management factors that influenced the Funds’ returns during this reporting period included duration and yield curve positioning, credit exposure and sector allocation. In addition, the use of regulatory leverage was an important factor affecting the performance of these Funds. Leverage is discussed in more detail later in the Fund Leverage section of this report.

Municipal bonds with longer maturities outperformed those with shorter maturities, as the municipal yield curve flattened somewhat during the reporting period. The Funds had higher weightings in the longer maturity bonds than the benchmark, specifically, an overweight to durations eight years and up and an underweight to durations under eight years, which was beneficial to returns.

In terms of the credit quality spectrum, lower rated municipal bonds performed better than those with higher grade ratings during this reporting period. Investors’ search for yield in the current low rate environment was a benefit to lower quality bonds, which tended to offer higher yields in exchange for higher risk. Both Funds were positioned with underweights in segments that underperformed (namely, AAA- and AA-rated credits) and overweights in segments with better relative returns (essentially, A-, BBB- and BB-rated bonds) and this positioning was generally advantageous. However, NTC’s performance was slightly biased by the structure of some of its AA-rated credits. Many of these AA-rated credits had short calls, which underperformed during the reporting period and detracted from NTC’s performance.

The Funds’ sector positioning generally contributed positively to performance. NTC’s overweight to pre-refunded bonds was particularly helpful, as the Fund benefited from exposure to some refunded credits during the reporting period. Typically, pre-refunded bonds are short term bonds that tend to lag in rallying markets. And, as expected, NMT’s pre-refunded credits had flat performance during the reporting period. However, NTC held two bonds, Stamford Mill River Corridor Project and Yale-New Haven Hospital System, which were advance refunded with six-year calls, rather than the usual one to three years, which led to significant price rallies. NTC captured a large return from this price appreciation.

Overweight allocations in health care and utilities were also beneficial to both Funds’ returns. Several long-term hospital and health care credits were top performers in NMT. In the utility sector, Guam Waterworks Authority Water and Waste Revenue was a particular standout for NTC and Guam Power Authority Revenue added to performance for NMT. In addition, NMT’s underweight in state general obligation bonds was favorable to performance, as the sector lagged during the reporting period. Long-dated higher education credits and a Guam Government Business Tax Revenue bond further bolstered NMT’s return.

While none of the major sectors detracted from the Funds’ performance, exposure to Puerto Rico bonds had a negative impact on returns, as Puerto Rico paper underperformed the broader municipal market during the period. The Puerto Rico bonds were originally added to our portfolios to keep assets fully invested and working for the Funds’ as well as to enhance diversity, duration and credit. The Puerto Rico credits offered higher yields, added diversification and triple exemption (i.e., exemption from most federal, state and local taxes). However, Puerto Rico’s continued economic weakening, escalating debt service obligations and long-standing inability to deliver a balanced budget led to multiple downgrades on its debt over the past two years. Following the latest rating reduction by Moody’s in July 2014, Puerto Rico general obligation debt was rated B2/BB+/BB (below investment grade) by Moody’s, S&P and Fitch, respectively, with negative outlooks. In late June 2014, Puerto Rico approved new legislation creating a judicial framework and formal process that would allow several of the commonwealth’s public corporations to restructure their public debt. As of November 2014, the Nuveen complex held $71 million in bonds backed by public corporations in Puerto Rico that could be restructured under this legislation, representing less than 0.1% of our municipal assets under management. In light of the evolving economic situation in Puerto Rico, Nuveen’s credit analysis of the commonwealth had previously considered the possibility of a default and the restructuring of public corporations and we adjusted our portfolios to prepare for such an outcome, although no such default or restructuring has occurred to date. The Nuveen complex’s entire exposure to obligations of the government of Puerto Rico and other Puerto Rico issuers totals 0.35% of assets under management as of November 30, 2014.

6	Nuveen Investments

Overall, NTC reduced its allocation to Puerto Rico to 3.2% by the end of the period from 4.1% at the beginning of the period. The remaining Puerto Rico exposure was held in credits with structures that we consider attractive. NMT began the period with exposure of 2.4% and ended the reporting period at 0.7%, composed of an escrowed-to-maturity bond (backed by U.S. Treasuries) and a University of the Sacred Heart project bond.

FUND REORGANIZATIONS

Effective before the opening of business on June 9, 2014, certain Massachusetts Funds (the Target Funds) were reorganized into a larger Massachusetts Fund included in this report (the Acquiring Fund) as follows:

The reorganizations are as follows:

Target Funds		Symbol	Acquiring Fund	Symbol
•	Nuveen Massachusetts Dividend	NMB	Nuveen Massachusetts Premium	NMT
	Advantage Municipal Fund		Income Municipal Fund
•	Nuveen Massachusetts AMT-Free	NGX
Municipal Income Fund

See Notes to Financial Statements, Note 1 – General Information and Significant Accounting Policies, Fund Reorganizations for further information.

Nuveen Investments	7

Fund Leverage

IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of the Funds relative to their comparative benchmarks was the Funds’ use of leverage through their issuance of preferred shares and/or investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income, particularly in the recent market environment where short-term market rates are at or near historical lows, meaning that the short-term rates the Fund has been paying on its leveraging instruments have been much lower than the interest the Fund has been earning on its portfolio of long-term bonds that it has bought with the proceeds of that leverage. However, use of leverage also can expose the Fund to additional price volatility. When a Fund uses leverage, the Fund will experience a greater increase in its net asset value if the municipal bonds acquired through the use of leverage increase in value, but it will also experience a correspondingly larger decline in its net asset value if the bonds acquired through leverage decline in value, which will make the Fund’s net asset value more volatile, and its total return performance more variable over time. In addition, income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. Leverage had a positive impact on the performance of these Funds over this reporting period.

As of November 30, 2014, the Funds’ percentages of leverage are as shown in the accompanying table.

	NTC	NMT
Effective Leverage*	38.18%	36.95%
Regulatory Leverage*	33.42%	34.78%

*
Effective Leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

8	Nuveen Investments

THE FUNDS’ REGULATORY LEVERAGE

As of November 30, 2014, the Funds have issued and outstanding Variable Rate MuniFund Term Preferred (VMTP) Shares as shown in the accompanying table.

	VMTP Shares
		Shares Issued at
	Series	Liquidation Value
NTC	2017	$106,000,000
NMT	2017	$74,000,00

During the current reporting period, NMT refinanced all of its MuniFund Term Preferred (MTP) Shares with the proceeds from newly issued VMTP Shares.

Refer to Notes to Financial Statements, Note 1— General Information and Significant Accounting Policies for further details on MTP and VMTP Shares and each Fund’s respective transactions.

Nuveen Investments	9

Common Share Information

COMMON SHARE DISTRIBUTION INFORMATION

The following information regarding the Funds’ distributions is current as of November 30, 2014. Each Fund’s distribution levels may vary over time based on each Fund’s investment activity and portfolio investments value changes.

During the current reporting period, each Fund’s monthly distributions to common shareholders were as shown in the accompanying table.

	Per Common
	Share Amounts
Ex-Dividend Date	NTC	NMT
June 2014*	$0.0570	$0.0555
July	0.0570	0.0555
August	0.0570	0.0555
September	0.0570	0.0555
October	0.0570	0.0555
November 2014	0.0570	0.0555

Market Yield**	5.43%	5.08%
Taxable-Equivalent Yield**	8.02%	7.44%

*
In connection with NMT’s reorganization, the Fund declared a dividend of $0.0147 per common share with an ex-dividend date of June 4, 2014, payable on July 1, 2014 and a dividend of $0.0408 per common share with an ex-dividend date of June 17, 2014, payable on July 1, 2014.

**
Market Yield is based on the Fund’s current annualized monthly dividend divided by the Fund’s current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.3% and 31.7% for Connecticut and Massachusetts, respectively. When comparing a Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield would be lower.

Both Funds in this report seeks to pay regular monthly dividends out of their net investment income at a rate that reflects their past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if a Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.

As of November 30, 2014, all the Funds in this report had positive UNII balances, based upon our best estimate, for tax purposes and positive UNII balances for financial reporting purposes.

All monthly dividends paid by the Funds during the six months ended November 30, 2014 were paid from net investment income. If a portion of a Fund’s monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, the Funds’ shareholders would have received a notice to that effect. The composition and per share amounts of each Fund’s monthly dividends for the reporting period are presented in the Statement of Changes in

10	Nuveen Investments

Net Assets and Financial Highlights, respectively (for reporting purposes) and in Note 6 — Income Tax Information within the accompany Notes to Financial Statements (for income tax purposes), later in this report.

COMMON SHARE REPURCHASES

During August 2014, the Funds’ Board of Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.

As of November 30, 2014, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired common shares as shown in the accompanying table.

	NTC	NMT
Common Shares Cumulatively Repurchased and Retired	155,000	—
Common Shares Authorized for Repurchase	1,460,000	935,000

During the current reporting period, the Funds repurchased and retired their common shares at a weighted average price per common share and a weighted average discount per common share as shown in the accompanying table.

	NTC	NMT
Common Shares Repurchased and Retired	95,000	—
Weighted Average Price per Common Share Repurchased and Retired	$12.53	—
Weighted Average Discount per Common Share Repurchased and Retired	13.26%	—

OTHER COMMON SHARE INFORMATION

As of November 30, 2014, and during the current reporting period, the Funds’ common share prices were trading at a premium/(discount) to their common share NAVs as shown in the accompanying table.

	NTC	NMT
Common Share NAV	$14.53	$14.85
Common Share Price	$12.60	$13.12
Premium/(Discount) to NAV	(13.28)%	(11.65)%
6-Month Average Premium/(Discount) to NAV	(13.76)%	(10.84)%

Nuveen Investments	11

Risk Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Past performance is no guarantee of future results. Fund common shares are subject to a variety of risks, including:

Investment, Price and Market Risk. An investment in shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in shares represents an indirect investment in the municipal securities owned by the Funds, which generally trade in the over-the-counter markets. Shares of closed-end investment companies like these Funds frequently trade at a discount to their net asset value (NAV). Your shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Tax Risk. The tax treatment of Fund distributions may be affected by new IRS interpretations of the Internal Revenue Code and future changes in tax laws and regulations.

Issuer Credit Risk. This is the risk that a security in a Fund’s portfolio will fail to make dividend or interest payments when due.

Interest Rate Risk. Fixed-income securities such as bonds, preferred, convertible and other debt securities will decline in value if market interest rates rise.

Reinvestment Risk. If market interest rates decline, income earned from a Fund’s portfolio may be reinvested at rates below that of the original bond that generated the income.

Call Risk or Prepayment Risk. Issuers may exercise their option to prepay principal earlier than scheduled, forcing a Fund to reinvest in lower-yielding securities.

Inverse Floater Risk. The Funds may invest in inverse floaters. Due to their leveraged nature, these investments can greatly increase a Fund’s exposure to interest rate risk and credit risk. In addition, investments in inverse floaters involve the risk that the Fund could lose more than its original principal investment.

Leverage Risk. Each Fund’s use of leverage creates the possibility of higher volatility for the Fund’s per share NAV, market price, distributions and returns. There is no assurance that a Fund’s leveraging strategy will be successful. Certain aspects of the recently adopted Volcker Rule may limit the availability of tender option bonds, which are used by the Funds for leveraging and duration management purposes. The effects of this new Rule, expected to take effect in mid-2015, may make it more difficult for a Fund to maintain current or desired levels of leverage and may cause the Fund to incur additional expenses to maintain its leverage.

Municipal Bond Market Liquidity Risk. Inventories of municipal bonds held by brokers and dealers have decreased in recent years, lessening their ability to make a market in these securities. This reduction in market making capacity has the potential to decrease a Fund’s ability to buy or sell bonds, and increase bond price volatility and trading costs, particularly during periods of economic or market stress. In addition, recent federal banking regulations may cause certain dealers to reduce their inventories of municipal bonds, which may further decrease a Fund’s ability to buy or sell bonds. As a result, the Fund may be forced to accept a lower price to sell a security, to sell other securities to raise cash, or to give up an investment opportunity, any of which could have a negative effect on performance. If the Fund needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and hurt performance.

12	Nuveen Investments

NTC
Nuveen Connecticut Premium Income Municipal Fund
Performance Overview and Holding Summaries as of November 30, 2014

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of November 30, 2014

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NTC at Common Share NAV	3.82%	12.63%	5.50%	4.88%
NTC at Common Share Price	2.10%	14.80%	3.47%	3.28%
S&P Municipal Bond Connecticut Index	1.20%	5.21%	3.73%	3.97%
S&P Municipal Bond Index	2.35%	8.35%	5.34%	4.84%
Lipper Other States Municipal Debt Funds Classification Average	4.03%	14.92%	7.23%	5.58%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of fund expenses, and assume reinvestment of distributions. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Municipal Bonds	159.3%
Floating Rate Obligations	(9.2)%
VMTP Shares, at Liquidation Value	(50.2)%
Other Assets Less Liabilities	0.1%

Portfolio Composition
(% of total investments)
Education and Civic Organizations	21.3%
Health Care	21.0%
Tax Obligation/Limited	17.8%
Tax Obligation/General	14.1%
Water and Sewer	8.6%
Utilities	5.8%
U.S. Guaranteed	5.7%
Other	5.7%

Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	16.9%
AA	49.7%
A	18.9%
BBB	4.9%
BB or Lower	1.7%
N/R (not rated)	7.9%

Nuveen Investments	13

NMT
Nuveen Massachusetts Premium Income Municipal Fund
Performance Overview and Holding Summaries as of November 30, 2014

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of November 30, 2014

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NMT at Common Share NAV	3.68%	13.49%	6.30%	5.38%
NMT at Common Share Price	0.93%	13.90%	4.64%	3.30%
S&P Municipal Bond Massachusetts Index	2.05%	7.45%	4.72%	4.82%
S&P Municipal Bond Index	2.35%	8.35%	5.34%	4.84%
Lipper Other States Municipal Debt Funds Classification Average	4.03%	14.92%	7.23%	5.58%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of fund expenses, and assume reinvestment of distributions. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Municipal Bonds	151.1%
VMTP Shares, at Liquidation Value	(53.3)%
Other Assets Less Liabilities	2.2%

Portfolio Composition
(% of total investments)
Education and Civic Organizations	23.6%
Health Care	21.7%
Tax Obligation/Limited	14.2%
Tax Obligation/General	10.4%
U.S. Guaranteed	8.7%
Transportation	4.9%
Water and Sewer	4.7%
Other	11.8%

Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	12.5%
AA	48.9%
A	23.2%
BBB	8.3%
BB or Lower	3.4%
N/R (not rated)	3.7%

14	Nuveen Investments

Shareholder Meeting Report

A special meeting of shareholders was held in the offices of Nuveen Investments on August 5, 2014 for NTC; at this meeting the shareholders were asked to vote to approve a new investment management agreement, to approve new sub-advisory agreements and to elect Board Members. The annual meeting of shareholders for NMT was held in the offices of Nuveen Investments on September 11, 2014; at this meeting the shareholders were asked to vote to approve a new investment management agreement, to approve a new sub-advisory agreement and to elect Board Members.

	NTC	NMT
	Common and	Common and
	Preferred shares	Preferred shares
	voting together	voting together	Preferred
	as a class	as a class	Shares
To approve a new investment management agreement
For	6,307,391	4,690,769	—
Against	448,903	105,615	—
Abstain	145,200	203,337	—
Broker Non-Votes	2,352,617	1,636,041	—
Total	9,254,111	6,635,762	—
To approve a new sub-advisory agreement
For	6,290,445	4,688,245	—
Against	449,200	104,779	—
Abstain	161,849	206,697	—
Broker Non-Votes	2,352,617	1,636,041	—
Total	9,254,111	6,635,762	—
Approval of the Board Members was reached as follows:
William Adams IV
For	8,752,179	6,428,693	—
Withhold	501,932	207,069	—
Total	9,254,111	6,635,762	—
William C. Hunter
For	—	—	740
Withhold	—	—	—
Total	—	—	740
David J. Kundert
For	—	6,422,734	—
Withhold	—	213,028	—
Total	—	6,635,762	—
John K. Nelson
For	8,746,632	6,417,756	—
Withhold	507,479	218,006	—
Total	9,254,111	6,635,762	—
William J. Schneider
For	—	—	740
Withhold	—	—	—
Total	—	—	740
Thomas S. Schreier, Jr.
For	8,752,179	—	—
Withhold	501,932	—	—
Total	9,254,111	—	—
Terence J. Toth
For	—	6,426,212	—
Withhold	—	209,550	—
Total	—	6,635,762	—

Nuveen Investments	15

NTC
Nuveen Connecticut Premium Income Municipal Fund
	Portfolio of Investments	November 30, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 159.3% (100.0% of Total Investments)
	MUNICIPAL BONDS – 159.3% (100.0% of Total Investments)
	Consumer Staples – 1.6% (1.0% of Total Investments)
$3,280	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33	5/15 at 100.00	BBB+	$3,290,463
	Education and Civic Organizations – 33.9% (21.3% of Total Investments)
1,000	Connecticut Health and Education Facilities Authority, Revenue Bonds, Connecticut College, Series 2007G, 4.500%, 7/01/37 – NPFG Insured	7/17 at 100.00	AA–	1,027,170
1,150	Connecticut Health and Education Facilities Authority, Revenue Bonds, Connecticut College, Series 2011H, 5.000%, 7/01/41	7/21 at 100.00	A2	1,251,787
840	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Chase Collegiate School, Series 2007A, 5.000%, 7/01/27 – RAAI Insured	7/17 at 100.00	N/R	870,198
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Fairfield University, Series 2010-O:
800	5.000%, 7/01/35	7/20 at 100.00	A–	863,176
4,000	5.000%, 7/01/40	7/20 at 100.00	A–	4,301,160
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Loomis Chaffee School, Series 2005F:
440	5.250%, 7/01/18 – AMBAC Insured	No Opt. Call	A2	502,704
1,510	5.250%, 7/01/19 – AMBAC Insured	No Opt. Call	A2	1,759,965
1,125	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Norwich Free Academy, Series 2013B, 4.000%, 7/01/34	7/23 at 100.00	A1	1,165,129
2,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Quinnipiac University, Series 2006H, 5.000%, 7/01/36 – AMBAC Insured	7/16 at 100.00	A–	2,106,100
4,405	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Quinnipiac University, Series 2007-I, 5.000%, 7/01/25 – NPFG Insured	7/17 at 100.00	AA–	4,806,163
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Sacred Heart University, Series 2011G:
250	5.125%, 7/01/26	7/21 at 100.00	BBB+	272,420
3,260	5.625%, 7/01/41	7/21 at 100.00	BBB+	3,582,968
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Sacred Heart University, Series 2012H:
1,500	5.000%, 7/01/26 – AGM Insured	7/22 at 100.00	AA	1,674,255
1,000	5.000%, 7/01/28 – AGM Insured	7/22 at 100.00	AA	1,108,710
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, The Loomis Chaffee School Issue, Series 2011-I:
560	5.000%, 7/01/23 – AGM Insured	7/21 at 100.00	A2	637,476
225	5.000%, 7/01/24 – AGM Insured	7/21 at 100.00	A2	254,529
2,700	Connecticut Health and Educational Facilities Authority, Revenue Bonds, University of Hartford, Series 2006G, 5.250%, 7/01/36 – RAAI Insured	7/16 at 100.00	BBB–	2,786,643
4,140	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Wesleyan University, Series 2010G, 5.000%, 7/01/35	7/20 at 100.00	AA	4,700,101
9,950	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2007Z-1, 5.000%, 7/01/42 (UB)	7/16 at 100.00	AAA	10,549,985
17,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2007Z-3, 5.050%, 7/01/42 (UB) (4)	7/17 at 100.00	AAA	18,510,280
5,580	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Connecticut State University System, Series 2013N, 5.000%, 11/01/31	11/23 at 100.00	AA	6,478,826
515	University of Connecticut, Student Fee Revenue Bonds, Refunding Series 2010A, 5.000%, 11/15/27	11/19 at 100.00	Aa2	592,986
1,500	University of Connecticut, Student Fee Revenue Bonds, Refunding Series 2012A, 5.000%, 11/15/29	No Opt. Call	Aa2	1,768,665
65,450	Total Education and Civic Organizations			71,571,396

16	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care – 33.5% (21.0% of Total Investments)
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Bristol Hospital, Series 2002B:
$750	5.500%, 7/01/21 – RAAI Insured	1/15 at 100.00	N/R	$750,998
3,000	5.500%, 7/01/32 – RAAI Insured	1/15 at 100.00	N/R	3,002,640
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Eastern Connecticut Health Network, Series 2000A:
20	6.125%, 7/01/20 – RAAI Insured	1/15 at 100.00	N/R	20,042
1,710	6.000%, 7/01/25 – RAAI Insured	1/15 at 100.00	N/R	1,712,428
840	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Eastern Connecticut Health Network, Series 2005, 5.000%, 7/01/25 – RAAI Insured	7/15 at 100.00	N/R	846,132
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Griffin Hospital, Series 2005B:
890	5.000%, 7/01/15 – RAAI Insured	No Opt. Call	N/R	909,580
2,400	5.000%, 7/01/20 – RAAI Insured	7/15 at 100.00	N/R	2,431,920
1,050	5.000%, 7/01/23 – RAAI Insured	7/15 at 100.00	N/R	1,059,146
7,025	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Hartford Healthcare, Series 2011A, 5.000%, 7/01/41	7/21 at 100.00	A	7,567,400
500	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Hartford Healthcare, Series 2014E, 5.000%, 7/01/42	No Opt. Call	A	553,770
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Hospital For Special Care, Series 2007C:
1,065	5.250%, 7/01/32 – RAAI Insured	7/17 at 100.00	BBB–	1,118,037
300	5.250%, 7/01/37 – RAAI Insured	7/17 at 100.00	BBB–	313,800
2,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Lawrence and Memorial Hospitals, Series 2011F, 5.000%, 7/01/36	7/21 at 100.00	A	2,181,320
6,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Middlesex Hospital, Series 2006, 5.000%, 7/01/32 – AGM Insured	7/16 at 100.00	A2	6,152,940
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Middlesex Hospital, Series 2011N:
1,105	5.000%, 7/01/25	7/21 at 100.00	A2	1,229,987
400	5.000%, 7/01/26	7/21 at 100.00	A2	442,852
500	5.000%, 7/01/27	7/21 at 100.00	A2	551,530
1,275	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Stamford Hospital, Series 2010-I, 5.000%, 7/01/30	7/20 at 100.00	A	1,380,749
7,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Stamford Hospital, Series 2012J, 5.000%, 7/01/42	7/22 at 100.00	A	7,539,630
3,905	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Western Connecticut Health, Series 2011M, 5.375%, 7/01/41	7/21 at 100.00	A	4,313,190
4,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Western Connecticut Health, Series 2011N, 5.000%, 7/01/29	7/21 at 100.00	A	4,389,839
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale-New Haven Health Issue, Series 2014E:
2,610	5.000%, 7/01/32	7/24 at 100.00	Aa3	2,975,661
2,740	5.000%, 7/01/33	7/24 at 100.00	Aa3	3,109,379
900	5.000%, 7/01/34	7/24 at 100.00	Aa3	1,018,962
4,540	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Ascension Health Series 2010A, 5.000%, 11/15/40	11/19 at 100.00	AA+	5,029,821
1,010	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Catholic Health East Series 2010, 4.750%, 11/15/29	11/20 at 100.00	Aa2	1,087,831
200	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Danbury Hospital, Series 2006H, 4.500%, 7/01/33 – AMBAC Insured	1/16 at 100.00	A	201,008
7,475	Monroe County Industrial Development Corporation, New York, FHA Insured Mortgage Revenue Bonds, Unity Hospital of Rochester Project, Series 2010, 5.500%, 8/15/40	2/21 at 100.00	Aa2	8,796,057
65,210	Total Health Care			70,686,649

Nuveen Investments	17

NTC	Nuveen Connecticut Premium Income Municipal Fund
	Portfolio of Investments (continued)	November 30, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Single Family – 3.3% (2.1% of Total Investments)
$440	Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 2006-A1, 4.800%, 11/15/31 (Alternative Minimum Tax)	11/15 at 100.00	AAA	$444,008
3,900	Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 2006D, 4.650%, 11/15/27	5/16 at 100.00	AAA	4,002,063
	Connecticut Housing Finance Authority, Single Family Housing Mortgage Finance Program Bonds, Series 2010-A2:
830	4.500%, 11/15/30	11/19 at 100.00	AAA	878,563
1,500	4.750%, 11/15/35	11/19 at 100.00	AAA	1,587,900
6,670	Total Housing/Single Family			6,912,534
	Long-Term Care – 3.0% (1.9% of Total Investments)
1,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Duncaster, Inc., Series 2014A, 5.000%, 8/01/44	8/24 at 100.00	N/R	1,004,500
	Connecticut Housing Finance Authority, Special Needs Housing Mortgage Finance Program Special Obligation Bonds, Series 2002SNH-1:
835	5.000%, 6/15/22 – AMBAC Insured	12/14 at 100.00	N/R	838,023
1,500	5.000%, 6/15/32 – AMBAC Insured	12/14 at 100.00	N/R	1,501,095
1,380	Connecticut Housing Finance Authority, State Supported Special Obligation Bonds, Refunding Series 2010-16, 5.000%, 6/15/30	6/20 at 100.00	AA	1,510,093
1,125	Connecticut State Development Authority, Health Facilities Revenue Bonds, Alzheimer’s Resource Center of Connecticut, Inc., Series 2007, 5.500%, 8/15/27	8/17 at 100.00	N/R	1,162,069
420	Hamden, Connecticut, Facility Revenue Bonds, Whitney Center Project, Series 2009A, 7.625%, 1/01/30	1/20 at 100.00	N/R	435,939
6,260	Total Long-Term Care			6,451,719
	Tax Obligation/General – 22.5% (14.1% of Total Investments)
	Bridgeport, Connecticut, General Obligation Bonds, Series 2014A:
2,345	5.000%, 7/01/32 – AGM Insured	7/24 at 100.00	AA	2,669,384
1,600	5.000%, 7/01/34 – AGM Insured	7/24 at 100.00	AA	1,808,688
	Connecticut State, General Obligation Bonds, Refunding Series 2012E:
1,425	5.000%, 9/15/30	9/22 at 100.00	AA	1,642,640
2,290	5.000%, 9/15/32	9/22 at 100.00	AA	2,627,661
3,500	Connecticut State, General Obligation Bonds, Series 2006A, 4.750%, 12/15/24	12/16 at 100.00	AA	3,787,000
2,100	Connecticut State, General Obligation Bonds, Series 2006E, 5.000%, 12/15/20	12/16 at 100.00	AA	2,290,701
	Connecticut State, General Obligation Bonds, Series 2011D:
1,430	5.000%, 11/01/18	No Opt. Call	AA	1,649,047
1,000	5.000%, 11/01/31	11/21 at 100.00	AA	1,152,890
2,600	Connecticut State, General Obligation Bonds, Series 2014A, 5.000%, 3/01/31	3/24 at 100.00	AA	3,039,296
3,500	Connecticut State, General Obligation Bonds, Series 2014F, 5.000%, 11/15/34 (WI/DD, Settling 12/10/14)	11/24 at 100.00	AA	4,080,965
1,000	Hartford, Connecticut, General Obligation Bonds, Refunding Series 2013A, 5.000%, 4/01/31	4/23 at 100.00	AA–	1,124,980
1,740	Hartford, Connecticut, General Obligation Bonds, Series 2009A, 5.000%, 8/15/28 – AGC Insured	8/19 at 100.00	AA	1,955,864
2,000	Hartford, Connecticut, General Obligation Bonds, Series 2013B, 5.000%, 4/01/33	4/23 at 100.00	AA–	2,232,940
2,150	New Haven, Connecticut, General Obligation Bonds, Series 2006, 5.000%, 11/01/17 – AMBAC Insured	11/16 at 100.00	A3	2,317,765
585	New Haven, Connecticut, General Obligation Bonds, Series 2014A, 5.000%, 8/01/33 – AGM Insured	8/24 at 100.00	AA	662,881
900	North Haven, Connecticut, General Obligation Bonds, Series 2006, 5.000%, 7/15/24	No Opt. Call	Aa1	1,105,911
3,890	Oregon State, General Obligation Bonds, Oregon University System Projects, Series 2011G, 5.000%, 8/01/36	8/21 at 100.00	AA+	4,444,245
1,420	Regional School District 16, Beacon Falls and Prospect, Connecticut, General Obligation Bonds, Series 2003, 5.000%, 3/15/16 – AMBAC Insured	3/15 at 100.00	A1	1,425,338
1,120	Southington, Connecticut, General Obligation Bonds, Lot A Series 2014, 4.000%, 1/15/19	No Opt. Call	AA+	1,255,890
2,500	Stamford, Connecticut, General Obligation Bonds, Refunding Series 2014, 3.000%, 8/15/22	8/21 at 100.00	AAA	2,683,875

18	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	Suffield, Connecticut, General Obligation Bonds, Series 2005:
$800	5.000%, 6/15/17	No Opt. Call	AA+	$888,928
820	5.000%, 6/15/19	No Opt. Call	AA+	960,089
1,400	5.000%, 6/15/21	No Opt. Call	AA+	1,690,948
42,115	Total Tax Obligation/General			47,497,926
	Tax Obligation/Limited – 28.3% (17.8% of Total Investments)
	Connecticut Health and Educational Facilities Authority, Child Care Facilities Program Revenue Bonds, Series 2006F:
2,525	5.000%, 7/01/31 – AGC Insured	7/16 at 100.00	AA	2,656,502
2,930	5.000%, 7/01/36 – AGC Insured	7/16 at 100.00	AA	3,089,480
5,000	Connecticut State, Special Tax Obligation Transportation Infrastructure Bonds, Series 2007A, 5.000%, 8/01/27 – AMBAC Insured	8/17 at 100.00	AA	5,507,200
2,500	Connecticut State, Special Tax Obligation Transportation Infrastructure Purposes Bonds, Series 2012A, 5.000%, 1/01/33	No Opt. Call	AA	2,877,150
3,855	Connecticut State, Special Tax Obligation Transportation Infrastructure Purposes Bonds, Series 2013A, 5.000%, 10/01/33	10/23 at 100.00	AA	4,483,866
	Connecticut, Certificates of Participation, Juvenile Training School, Series 2001:
600	5.000%, 12/15/20	12/14 at 100.00	AA–	614,808
1,000	5.000%, 12/15/30	12/14 at 100.00	AA–	1,003,740
3,835	Connecticut, Special Tax Obligation Bonds, Transportation Infrastructure Purposes, Series 2014A, 5.000%, 9/01/33	9/24 at 100.00	AA	4,502,558
	Government of Guam, Business Privilege Tax Bonds, Series 2011A:
840	5.250%, 1/01/36	1/22 at 100.00	A	935,768
3,200	5.125%, 1/01/42	1/22 at 100.00	A	3,495,616
3,000	Harbor Point Infrastructure Improvement District, Connecticut, Special Obligation Revenue Bonds, Harbor Point Project, Series 2010A, 7.875%, 4/01/39	4/20 at 100.00	N/R	3,557,700
2,000	Puerto Rico Municipal Finance Agency, Series 2002A, 5.250%, 8/01/21 – AGM Insured	2/15 at 100.00	AA	2,000,260
4,350	Puerto Rico Municipal Finance Agency, Series 2005C, 5.000%, 8/01/16 – AGM Insured	8/15 at 100.00	AA	4,383,365
	University of Connecticut, General Obligation Bonds, Series 2006A:
1,300	5.000%, 2/15/19 – FGIC Insured	2/16 at 100.00	AA	1,371,500
2,150	5.000%, 2/15/23 – FGIC Insured	2/16 at 100.00	AA	2,268,852
2,600	University of Connecticut, General Obligation Bonds, Series 2010A, 5.000%, 2/15/28	2/20 at 100.00	AA	2,976,870
	University of Connecticut, General Obligation Bonds, Series 2013A:
2,290	5.000%, 8/15/20	No Opt. Call	AA	2,723,062
2,500	5.000%, 8/15/32	8/23 at 100.00	AA	2,900,550
760	University of Connecticut, General Obligation Bonds, Series 2014A, 5.000%, 2/15/31	2/24 at 100.00	AA	887,870
	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2012A:
2,275	5.000%, 10/01/32	No Opt. Call	BBB+	2,448,128
1,790	5.000%, 10/01/32 – AGM Insured	No Opt. Call	AA	1,998,016
2,760	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien Series 2010A, 5.000%, 10/01/29	10/20 at 100.00	BBB	3,032,716
54,060	Total Tax Obligation/Limited			59,715,577
	Transportation – 1.2% (0.7% of Total Investments)
2,365	New Haven, Connecticut, Revenue Refunding Bonds, Air Rights Parking Facility, Series 2002, 5.375%, 12/01/15 – AMBAC Insured	No Opt. Call	N/R	2,469,533
	U.S. Guaranteed – 9.0% (5.7% of Total Investments) (5)
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Renbrook School, Series 2007A:
465	5.000%, 7/01/30 (Pre-refunded 7/01/17) – AMBAC Insured	7/17 at 100.00	N/R (5)	518,494
735	5.000%, 7/01/37 (Pre-refunded 7/01/17) – AMBAC Insured	7/17 at 100.00	N/R (5)	819,554

Nuveen Investments	19

NTC	Nuveen Connecticut Premium Income Municipal Fund
	Portfolio of Investments (continued)	November 30, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)
$775	Connecticut Health and Educational Facilities Authority, Revenue Bonds, William W. Backus Hospital, Series 2005F, 5.125%, 7/01/35 (Pre-refunded 7/01/18) – AGM Insured	7/18 at 100.00	AA (5)	$893,885
7,010	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale-New Haven Hospital, Series 2006J-1, 5.000%, 7/01/31 (Pre-refunded 7/01/16) – AMBAC Insured	7/16 at 100.00	Aa3 (5)	7,529,862
1,240	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale-New Haven Hospital, Series 2010M, 5.500%, 7/01/40 (Pre-refunded 7/01/20)	7/20 at 100.00	Aa3 (5)	1,519,260
1,800	Connecticut State, General Obligation Bonds, Series 2006C, 5.000%, 6/01/23 (Pre-refunded 6/01/16) – AGM Insured	6/16 at 100.00	AA (5)	1,926,360
2,275	Greater New Haven Water Pollution Control Authority, Connecticut, Regional Wastewater System Revenue Bonds, Series 2005A, 5.000%, 8/15/35 (Pre-refunded 11/15/15) – NPFG Insured	11/15 at 100.00	AA– (5)	2,380,674
40	New Haven, Connecticut, General Obligation Bonds, Series 2002A, 5.250%, 11/01/17 – AMBAC Insured (ETM)	5/15 at 100.00	A3 (5)	41,746
1,010	Puerto Rico Public Finance Corporation, Commonwealth Appropriation Bonds, Series 1998A, 5.125%, 6/01/24 – AMBAC Insured (ETM)	No Opt. Call	Aaa	1,210,243
1,725	Stamford, Connecticut, Special Obligation Revenue Bonds, Mill River Corridor Project, Series 2011aA, 7.000%, 4/01/41 (Pre-refunded 4/01/21)	4/21 at 100.00	N/R (5)	2,255,507
17,075	Total U.S. Guaranteed			19,095,585
	Utilities – 9.3% (5.8% of Total Investments)
4,375	Connecticut Development Authority, Water Facility Revenue Bonds, Aquarion Water Company Project, Series 2007, 5.100%, 9/01/37 – SYNCORA GTY Insured (Alternative Minimum Tax)	9/17 at 100.00	N/R	4,540,113
	Connecticut Municipal Electric Energy Cooperative, Power Supply System Revenue Bonds, Tender Option Bond Trust 1164:
1,295	17.277%, 1/01/32 (IF) (4)	1/23 at 100.00	Aa3	1,939,275
410	17.116%, 1/01/38 (IF) (4)	1/23 at 100.00	Aa3	587,674
1,000	Connecticut Resource Recovery Authority, Revenue Bonds, American Ref-Fuel Company of Southeastern Connecticut LP, Series 1998A-II, 5.500%, 11/15/15 (Alternative Minimum Tax)	12/14 at 100.00	Ba1	1,001,050
4,750	Connecticut Resource Recovery Authority, Revenue Bonds, American Ref-Fuel Company of Southeastern Connecticut LP, Series 1998A-I, 5.500%, 11/15/15 (Alternative Minimum Tax)	12/14 at 100.00	Ba1	4,754,988
	Connecticut Transmission Municipal Electric Energy Cooperative, Transmission System Revenue Bonds, Series 2012A:
655	5.000%, 1/01/31	1/22 at 100.00	Aa3	733,004
500	5.000%, 1/01/32	1/22 at 100.00	Aa3	559,545
2,830	5.000%, 1/01/42	1/22 at 100.00	Aa3	3,129,072
	Eastern Connecticut Resource Recovery Authority, Solid Waste Revenue Bonds, Wheelabrator Lisbon Project, Series 1993A:
250	5.500%, 1/01/15 (Alternative Minimum Tax)	No Opt. Call	A–	254,198
2,115	5.500%, 1/01/20 (Alternative Minimum Tax)	1/15 at 100.00	A–	2,119,188
18,180	Total Utilities			19,618,107
	Water and Sewer – 13.7% (8.6% of Total Investments)
	Greater New Haven Water Pollution Control Authority, Connecticut, Regional Wastewater System Revenue Bonds, Refunding Series 2014B:
500	5.000%, 8/15/30	8/24 at 100.00	A+	583,015
1,000	5.000%, 8/15/31	8/24 at 100.00	A+	1,159,640
500	5.000%, 8/15/32	8/24 at 100.00	A+	578,455
55	Greater New Haven Water Pollution Control Authority, Connecticut, Regional Wastewater System Revenue Bonds, Series 2005A, 5.000%, 8/15/35 – NPFG Insured	11/15 at 100.00	AA–	57,053
2,050	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2010, 5.625%, 7/01/40	7/20 at 100.00	A–	2,274,373
3,900	Hartford County Metropolitan District, Connecticut, Clean Water Project Revenue Bonds, Green Bond Series 2014A, 5.000%, 11/01/42	11/24 at 100.00	AA	4,451,850

20	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
	Hartford County Metropolitan District, Connecticut, Clean Water Project Revenue Bonds, Series 2013A:
$4,100	5.000%, 4/01/36	4/22 at 100.00	AA	$4,638,002
2,500	5.000%, 4/01/39	4/22 at 100.00	AA	2,812,275
1,840	South Central Connecticut Regional Water Authority, Water System Revenue Bonds, Twentieth Series, 2007A, 5.000%, 8/01/30 – NPFG Insured	8/16 at 100.00	AA–	1,958,717
4,870	South Central Connecticut Regional Water Authority, Water System Revenue Bonds, Twentieth-Sixth Series, 2011, 5.000%, 8/01/41	8/21 at 100.00	Aa3	5,437,842
4,000	South Central Connecticut Regional Water Authority, Water System Revenue Bonds, Twenty-Seventh Series 2012, 5.000%, 8/01/33	No Opt. Call	Aa3	4,540,240
500	Stamford, Connecticut, Water Pollution Control System and Facility Revenue Bonds, Series 2013A, 5.250%, 8/15/43	8/23 at 100.00	AA+	563,800
25,815	Total Water and Sewer			29,055,262
$306,480	Total Long-Term Investments (cost $317,810,650)			336,364,751
	Floating Rate Obligations – (9.2)%			(19,370,000)
	Variable Rate MuniFund Term Preferred Shares, at Liquidation Value – (50.2)% (6)			(106,000,000)
	Other Assets Less Liabilities – 0.1%			195,910
	Net Assets Applicable to Common Shares – 100%			$211,190,661

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(6)	Variable Rate MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 31.5%.
WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

 See accompanying notes to financial statements.

Nuveen Investments	21

NMT
Nuveen Massachusetts Premium Income Municipal Fund
	Portfolio of Investments	November 30, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 151.1% (100.0% of Total Investments)
	MUNICIPAL BONDS – 151.1% (100.0% of Total Investments)
	Consumer Discretionary – 1.1% (0.7% of Total Investments)
$1,905	Boston Industrial Development Financing Authority, Massachusetts, Senior Revenue Bonds, Crosstown Center Project, Series 2002, 6.500%, 9/01/35 (Alternative Minimum Tax) (4)	3/15 at 100.00	Caa3	$1,468,622
	Education and Civic Organizations – 35.6% (23.6% of Total Investments)
	Massachusetts Development Finance Agency, Revenue Bonds, Boston University, Tender Option Bond Trust 1163:
1,880	17.105%, 10/01/48 (IF) (5)	10/23 at 100.00	A1	2,656,083
575	17.005%, 10/01/48 (IF) (5)	10/23 at 100.00	A1	812,073
2,150	Massachusetts Development Finance Agency Revenue Bonds, Lesley University Issue Series B-1 and B-2, 5.250%, 7/01/33 – AGM Insured	7/21 at 100.00	AA	2,450,420
2,200	Massachusetts Development Finance Agency, Revenue Bonds, Boston College Issue, Series 2013S, 5.000%, 7/01/38	7/23 at 100.00	AA–	2,499,772
1,135	Massachusetts Development Finance Agency, Revenue Bonds, Boston University, Series 2005T-1, 5.000%, 10/01/39 – AMBAC Insured	10/15 at 100.00	A1	1,170,821
750	Massachusetts Development Finance Agency, Revenue Bonds, Boston University, Series 2009V-1, 5.000%, 10/01/29	10/19 at 100.00	A1	855,180
110	Massachusetts Development Finance Agency, Revenue Bonds, Draper Laboratory, Series 2008, 5.875%, 9/01/30	9/18 at 100.00	Aa3	125,676
1,400	Massachusetts Development Finance Agency, Revenue Bonds, Emerson College, Series 2010A, 5.000%, 1/01/40	1/20 at 100.00	BBB+	1,487,388
550	Massachusetts Development Finance Agency, Revenue Bonds, Northeastern University, Series 2012, 5.000%, 10/01/31	No Opt. Call	A2	619,174
	Massachusetts Development Finance Agency, Revenue Bonds, Northeastern University, Series 2014A:
875	5.000%, 3/01/39	3/24 at 100.00	A2	986,466
1,400	5.000%, 3/01/44	3/24 at 100.00	A2	1,564,192
500	Massachusetts Development Finance Agency, Revenue Bonds, Simmons College, Series 2013J, 5.250%, 10/01/39	No Opt. Call	BBB+	551,025
1,000	Massachusetts Development Finance Agency, Revenue Bonds, Sterling and Francine Clark Art Institute, Series 2011A, 5.000%, 7/01/41	7/21 at 100.00	AA	1,103,370
3,000	Massachusetts Development Finance Agency, Revenue Bonds, The Broad Institute, Series 2011A, 5.250%, 4/01/37	4/21 at 100.00	AA–	3,448,679
2,095	Massachusetts Development Finance Agency, Revenue Bonds, Worcester Polytechnic Institute, Series 2007, 5.000%, 9/01/37 – NPFG Insured	9/17 at 100.00	AA–	2,274,458
1,365	Massachusetts Development Finance Agency, Revenue Bonds, Worcester Polytechnic Institute, Series 2012, 5.000%, 9/01/50	9/22 at 100.00	A+	1,495,699
3,000	Massachusetts Development Finance Authority, Revenue Bonds, WGBH Educational Foundation, Series 2002A, 5.750%, 1/01/42 – AMBAC Insured	No Opt. Call	A	3,821,339
9,950	Massachusetts Development Finance Authority, Revenue Bonds, WGBH Educational Foundation, Series 2008A, 5.000%, 1/01/42 – AGC Insured	1/18 at 100.00	AA	10,432,570
	Massachusetts Development Finance Authority, Revenue Refunding Bonds, Boston University, Series 1999P:
1,090	6.000%, 5/15/29	No Opt. Call	A1	1,367,024
1,000	6.000%, 5/15/59	5/29 at 105.00	A1	1,248,680
35	Massachusetts Educational Finance Authority, Educational Loan Revenue Bonds, Series 2001E, 5.300%, 1/01/16 – AMBAC Insured (Alternative Minimum Tax)	1/15 at 100.00	AA	35,138
415	Massachusetts Educational Financing Authority, Education Loan Revenue Bonds, Series 2008H, 6.350%, 1/01/30 – AGC Insured (Alternative Minimum Tax)	1/18 at 100.00	AA	438,589

22	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$905	Massachusetts Educational Financing Authority, Educational Loan Revenue, Series 2011J, 5.625%, 7/01/33 (Alternative Minimum Tax)	7/21 at 100.00	AA	$990,812
255	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Northeastern University, Series 2010A, 4.875%, 10/01/35	10/20 at 100.00	A2	275,255
1,500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Springfield College, Series 2010, 5.500%, 10/15/31	10/19 at 100.00	Baa1	1,647,930
350	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Tufts University, Series 2008O, 5.375%, 8/15/38	8/18 at 100.00	Aa2	398,132
2,030	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Wheaton College Issues, Series 2010F, 5.000%, 1/01/41	1/20 at 100.00	A2	2,211,827
75	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Williams College, Series 2007L, 5.000%, 7/01/31	7/16 at 100.00	AA+	79,430
500	Massachusetts Health and Educational Facilities Authority, Revenue Refunding Bonds, Suffolk University Issue, Series 2009A, 5.750%, 7/01/39	7/19 at 100.00	BBB	552,565
200	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Fin Authority, Higher Ed Rev and Rev Refunding Bonds, University of the Sacred Heart Project, Series 2012, 5.000%, 10/01/42	No Opt. Call	BBB	156,504
1,510	University of Massachusetts Building Authority, Senior Lien Project Revenue Bonds, Series 2009-1, 5.000%, 5/01/39	No Opt. Call	Aa2	1,695,141
43,800	Total Education and Civic Organizations			49,451,412
	Health Care – 32.7% (21.7% of Total Investments)
1,000	Massachusetts Development Finance Agency Revenue Bonds, Baystate Medical Center Issue, Series 2014N, 5.000%, 7/01/44	7/24 at 100.00	A+	1,093,990
1,000	Massachusetts Development Finance Agency Revenue Bonds, Children’s Hospital Issue, Series 2014P, 5.000%, 10/01/46	10/24 at 100.00	AA	1,134,180
1,410	Massachusetts Development Finance Agency, Hospital Revenue Bonds, Cape Cod Healthcare Obligated Group, Series 2013, 5.250%, 11/15/41	11/23 at 100.00	A–	1,574,279
	Massachusetts Development Finance Agency, Revenue Bonds, Berkshire Health Systems, Series 2012G:
895	5.000%, 10/01/29	10/21 at 100.00	A–	981,717
700	5.000%, 10/01/31	10/21 at 100.00	A–	762,027
1,000	Massachusetts Development Finance Agency, Revenue Bonds, Covenant Health System Obligated Group, Series 2012, 5.000%, 7/01/31	7/22 at 100.00	A	1,084,640
1,080	Massachusetts Development Finance Agency, Revenue Bonds, Milford Regional Medical Center Issue, Series 2014F, 5.750%, 7/15/43	7/23 at 100.00	BBB–	1,203,390
155	Massachusetts Development Finance Agency, Revenue Bonds, Northern Berkshire Community Services Inc., Series 2012A, 6.000%, 2/15/43 (6), (7)	1/15 at 103.00	D	27,750
124	Massachusetts Development Finance Agency, Revenue Bonds, Northern Berkshire Community Services Inc., Series 2012B, 0.000%, 2/15/43 (6), (7)	1/15 at 16.59	D	20,856
176	Massachusetts Development Finance Agency, Revenue Bonds, Northern Berkshire Community Services Inc., Series 2012C, 0.000%, 2/15/43 (6), (7)	1/15 at 103.00	D	29,695
2,200	Massachusetts Development Finance Agency, Revenue Bonds, Partners HealthCare System, Series 2011K-6, 5.375%, 7/01/41	7/20 at 100.00	AA	2,464,066
1,000	Massachusetts Development Finance Agency, Revenue Bonds, Partners HealthCare System, Series 2012L, 5.000%, 7/01/36	7/21 at 100.00	AA	1,130,590
820	Massachusetts Development Finance Agency, Revenue Bonds, Southcoast Health System Obligated Group Issue, Series 2013F, 5.000%, 7/01/37	7/23 at 100.00	A	905,444
	Massachusetts Development Finance Agency, Revenue Bonds, The Lowell General Hospital, Series 2013G:
1,000	5.000%, 7/01/37	7/23 at 100.00	BBB+	1,072,820
2,200	5.000%, 7/01/44	7/23 at 100.00	BBB+	2,330,636

Nuveen Investments	23

NMT	Nuveen Massachusetts Premium Income Municipal Fund
	Portfolio of Investments (continued)	November 30, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$500	Massachusetts Development Finance Agency, Revenue Bonds, UMass Memorial Health, Series 2011H, 5.500%, 7/01/31	7/21 at 100.00	BBB+	$540,055
500	Massachusetts Health and Educational Facilities Authority Revenue Bonds, Quincy Medical Center Issue, Series 2008A, 6.500%, 1/15/38 (7)	1/18 at 100.00	N/R	1,290
2,000	Massachusetts Health and Educational Facilities Authority, Partners HealthCare System Inc., Series 2007G, 5.000%, 7/01/32	7/17 at 100.00	AA	2,163,460
160	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Baystate Medical Center, Series 2009I, 5.750%, 7/01/36	7/19 at 100.00	A+	180,310
500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Cape Cod Healthcare Obligated Group, Series 2004D, 5.125%, 11/15/35 – AGC Insured	11/19 at 100.00	AA	556,830
	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Caregroup Inc., Series B1 Capital Asset Program Converted June 13,2008:
3,380	5.375%, 2/01/26 – NPFG Insured	8/18 at 100.00	AA–	3,770,220
600	5.375%, 2/01/27 – NPFG Insured	8/18 at 100.00	AA–	669,270
770	5.375%, 2/01/28 – NPFG Insured	8/18 at 100.00	AA–	859,205
	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Caregroup Inc., Series B2, Capital Asset Program, Converted June 9, 2009:
2,000	5.375%, 2/01/27 – NPFG Insured	8/18 at 100.00	AA–	2,239,940
1,500	5.375%, 2/01/28 – NPFG Insured	8/18 at 100.00	AA–	1,675,455
2,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Children’s Hospital, Series 2009M, 5.500%, 12/01/39	12/19 at 100.00	AA	2,298,560
2,500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Dana-Farber Cancer Institute, Series 2008K, 5.000%, 12/01/37	12/18 at 100.00	A1	2,708,650
	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Emerson Hospital, Series 2005E:
550	5.000%, 8/15/25 – RAAI Insured	8/15 at 100.00	N/R	552,602
1,250	5.000%, 8/15/35 – RAAI Insured	8/15 at 100.00	N/R	1,251,300
1,600	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Lahey Clinic Medical Center, Series 2005C, 5.000%, 8/15/21 – FGIC Insured	8/15 at 100.00	AA–	1,651,952
3,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Lahey Medical Center, Series 2007D, 5.250%, 8/15/28	8/17 at 100.00	A+	3,261,989
1,495	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Milford Regional Medical Center, Series 2007E, 5.000%, 7/15/32	7/17 at 100.00	BBB–	1,525,917
1,700	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Milton Hospital Project, Series 2005D, 5.250%, 7/01/30	7/15 at 100.00	BB+	1,710,251
1,980	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, UMass Memorial Health Care, Series 2005D, 5.000%, 7/01/33	7/15 at 100.00	BBB+	1,994,969
42,745	Total Health Care			45,428,305
	Housing/Multifamily – 5.2% (3.4% of Total Investments)
500	Boston Housing Authority, Massachusetts, Capital Program Revenue Bonds, Series 2008, 5.000%, 4/01/20 – AGM Insured	4/18 at 100.00	AA	561,295
2,540	Massachusetts Development Finance Authority, Multifamily Housing Revenue Bonds, Emerson Manor Project, Series 2007, 4.800%, 7/20/48	7/17 at 100.00	BB	2,607,920
2,000	Massachusetts Housing Finance Agency, Housing Bonds, Series 2003H, 5.125%, 6/01/43	12/14 at 100.00	AA–	2,002,100
2,000	Somerville Housing Authority, Massachusetts, GNMA Collateralized Mortgage Revenue Bonds, Clarendon Hill Towers, Series 2002, 5.200%, 11/20/22	5/15 at 100.00	N/R	2,023,160
7,040	Total Housing/Multifamily			7,194,475
	Housing/Single Family – 1.6% (1.0% of Total Investments)
2,150	Massachusetts Housing Finance Agency, Single Family Housing Revenue Bonds, Series 2006-126, 4.625%, 6/01/32 (Alternative Minimum Tax)	6/16 at 100.00	AA	2,172,618

24	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Industrials – 2.2% (1.4% of Total Investments)
	Massachusetts Development Finance Authority, Revenue Bonds, 100 Cambridge Street Redevelopment, M/SRBC Project, Series 2002A:
$1,475	5.125%, 8/01/28 – NPFG Insured	2/15 at 100.00	AA–	$1,476,711
1,565	5.125%, 2/01/34 – NPFG Insured	2/15 at 100.00	AA–	1,566,534
3,040	Total Industrials			3,043,245
	Long-Term Care – 3.8% (2.5% of Total Investments)
285	Massachusetts Development Finance Agency, Revenue Bonds, Carleton-Willard Village, Series 2010, 5.625%, 12/01/30	12/19 at 100.00	A–	318,006
1,000	Massachusetts Development Finance Agency, Revenue Bonds, Loomis Communities, Series 2013A, 5.250%, 1/01/26	1/23 at 100.00	BBB–	1,108,980
500	Massachusetts Development Finance Agency, Revenue Bonds, North Hill Communities Issue, Series 2013A, 6.250%, 11/15/28	11/23 at 100.00	N/R	537,780
2,410	Massachusetts Development Finance Agency, Revenue Bonds, Orchard Cove, Series 2007, 5.250%, 10/01/26	4/15 at 101.00	N/R	2,435,570
500	Massachusetts Development Finance Authority, First Mortgage Revenue Bonds, Berkshire Retirement Community – Edgecombe Project, Series 2001A, 6.750%, 7/01/21	1/15 at 100.00	BBB	502,245
375	Massachusetts Industrial Finance Agency, First Mortgage Revenue Bonds, Berkshire Retirement Community, Series 1994B, 4.750%, 7/01/17	1/15 at 100.00	BBB	375,540
5,070	Total Long-Term Care			5,278,121
	Tax Obligation/General – 15.7% (10.4% of Total Investments)
300	Boston, Massachusetts, General Obligation Bonds, Series 2005A, 5.000%, 1/01/17	1/15 at 100.00	AAA	301,329
2,000	Hampden-Wilbraham Regional School District, Hampden County, Massachusetts, General Obligation Bonds, Series 2011, 5.000%, 2/15/41	2/21 at 100.00	Aa3	2,185,260
1,250	Hudson, Massachusetts, General Obligation Bonds, Municipal Purpose Loan Series 2011, 5.000%, 2/15/32	2/20 at 100.00	AA	1,414,338
1,010	Massachusetts Bay Transportation Authority, General Obligation Transportation System Bonds, Series 1991A, 7.000%, 3/01/21	No Opt. Call	AA+	1,244,280
2,440	Massachusetts State, General Obligation Bonds, Consolidated Loan, Refunding Series 2014C, 5.000%, 8/01/22	No Opt. Call	AA+	2,966,284
1,500	Massachusetts State, General Obligation Bonds, Consolidated Loan, Series 2004B, 5.250%,8/01/21 – AGM Insured	No Opt. Call	AA+	1,831,575
1,000	Newburyport, Massachusetts, General Obligation Bonds, Municipal Purpose Loan Series 2013, 4.000%, 1/15/30	1/23 at 100.00	AA+	1,067,550
1,705	North Attleborough, Massachusetts, General Obligation Bonds, Series 2004, 5.000%, 7/15/15 – FGIC Insured	1/15 at 101.00	Aa2	1,728,972
1,775	North Reading, Massachusetts, General Obligation Bonds, Series 2012, 5.000%, 5/15/35 – AMBAC Insured	5/22 at 100.00	Aa2	2,006,371
1,760	Norwell, Massachusetts, General Obligation Bonds, Series 2003, 5.000%, 11/15/20 – FGIC Insured	No Opt. Call	AAA	2,106,157
	Quincy, Massachusetts, General Obligation Bonds, Series 2011:
1,280	5.125%, 12/01/33	12/20 at 100.00	Aa2	1,455,706
2,000	5.250%, 12/01/38	12/20 at 100.00	Aa2	2,296,720
1,220	Worcester, Massachusetts, General Obligation Bonds, Series 2005A, 5.000%, 7/01/19 – FGIC Insured	7/15 at 100.00	AA–	1,253,977
19,240	Total Tax Obligation/General			21,858,519
	Tax Obligation/Limited – 21.4% (14.2% of Total Investments)
	Government of Guam, Business Privilege Tax Bonds, Series 2011A:
2,000	5.250%, 1/01/36	1/22 at 100.00	A	2,228,020
1,310	5.125%, 1/01/42	1/22 at 100.00	A	1,431,018

Nuveen Investments	25

NMT	Nuveen Massachusetts Premium Income Municipal Fund
	Portfolio of Investments (continued)	November 30, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Government of Guam, Business Privilege Tax Bonds, Series 2012B-1:
$400	5.000%, 1/01/37	1/22 at 100.00	A	$437,776
1,055	5.000%, 1/01/42	1/22 at 100.00	A	1,143,588
855	Martha’s Vineyard Land Bank, Massachusetts, Revenue Bonds, Refunding Series 2014, 5.000%, 5/01/33 – BAM Insured	11/24 at 100.00	AA	984,567
3,000	Martha’s Vineyard Land Bank, Massachusetts, Revenue Bonds, Series 2002, 5.000%, 5/01/32 – AMBAC Insured	1/15 at 100.00	A–	3,018,210
1,000	Massachusetts Bay Transportation Authority, Assessment Bonds, Series 2012A, 5.000%, 7/01/41	7/22 at 100.00	AAA	1,129,790
770	Massachusetts Bay Transportation Authority, Sales Tax Revenue Bonds, Refunding Senior Lien Series 2004C, 5.250%, 7/01/21	No Opt. Call	AAA	943,027
975	Massachusetts Bay Transportation Authority, Sales Tax Revenue Bonds, Senior Lien Series 2006C, 5.000%, 7/01/26	7/18 at 100.00	AAA	1,104,080
2,500	Massachusetts College Building Authority, Project Revenue Bonds, Series 2008A, 5.000%, 5/01/33 – AGC Insured	5/18 at 100.00	AA	2,755,375
1,000	Massachusetts College Building Authority, Project Revenue Refunding Bonds, Series 2003B, 5.375%, 5/01/23 – SYNCORA GTY Insured	No Opt. Call	Aa2	1,253,320
855	Massachusetts College Building Authority, Revenue Bonds, Refunding Series 2012B, 5.000%, 5/01/37	5/22 at 100.00	AA	962,285
1,875	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Senior Series 2013A, 5.000%, 5/15/38	5/23 at 100.00	AA+	2,146,669
1,875	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Series 2007A, 5.000%, 8/15/37 – AMBAC Insured	8/17 at 100.00	AA+	2,043,825
	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Series 2011B:
975	5.000%, 10/15/35	No Opt. Call	AA+	1,121,864
1,000	5.000%, 10/15/41	10/21 at 100.00	AA+	1,138,530
1,070	Massachusetts State, Special Obligation Dedicated Tax Revenue Bonds, Series 2005, 5.000%, 1/01/20 – FGIC Insured	No Opt. Call	AA–	1,239,531
1,500	Massachusetts, Transportation Fund Revenue Bonds, Accelerated Bridge Program, Series 2013A, 5.000%, 6/01/38	6/21 at 100.00	AAA	1,712,250
2,700	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2012A, 5.000%, 10/01/32	No Opt. Call	BBB+	2,905,470
26,715	Total Tax Obligation/Limited			29,699,195
	Transportation – 7.4% (4.9% of Total Investments)
400	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds, Commonwealth Contract Assistance Secured, Refunding Series 2010B, 5.000%, 1/01/35	1/20 at 100.00	AA+	451,500
1,000	Massachusetts Port Authority, Airport System Revenue Bonds, Series 2010A, 5.000%, 7/01/30	7/20 at 100.00	AA	1,151,670
1,000	Massachusetts Port Authority, Revenue Bonds, Series 2012B, 5.000%, 7/01/33	7/22 at 100.00	AA	1,134,490
	Massachusetts Port Authority, Revenue Bonds, Series 2014A:
1,000	5.000%, 7/01/39	7/24 at 100.00	AA	1,146,300
2,500	5.000%, 7/01/44	7/24 at 100.00	AA	2,837,025
1,400	Massachusetts Port Authority, Special Facilities Revenue Bonds, BOSFUEL Corporation, Series 2007, 5.000%, 7/01/32 – FGIC Insured (Alternative Minimum Tax)	7/17 at 100.00	AA–	1,483,538
1,225	Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta Air Lines Inc., Series 2001A, 5.000%, 1/01/27 – AMBAC Insured (Alternative Minimum Tax)	1/15 at 100.00	N/R	1,225,074
730	Metropolitan Boston Transit Parking Corporation, Massachusetts, Systemwide Senior Lien Parking Revenue Bonds, Series 2011, 5.000%, 7/01/41	7/21 at 100.00	A+	817,870
9,255	Total Transportation			10,247,467

26	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed – 13.1% (8.7% of Total Investments) (8)
$1,310	Ashland, Massachusetts, General Obligation Bonds, Series 2004, 5.250%, 5/15/23 (Pre-refunded 5/15/15) – AMBAC Insured	5/15 at 100.00	Aa2 (8)	$1,341,099
650	Boston, Massachusetts, General Obligation Bonds, Series 2005A, 5.000%, 1/01/17 (Pre-refunded 1/01/15)	1/15 at 100.00	N/R (8)	652,912
125	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2005, 6.000%, 7/01/25 (Pre-refunded 7/01/15)	7/15 at 100.00	A– (8)	129,235
605	Martha’s Vineyard Land Bank, Massachusetts, Revenue Bonds, Series 2004, 5.000%, 5/01/26 (Pre-refunded 1/13/15) – AMBAC Insured	1/15 at 100.00	A– (8)	608,672
910	Massachusetts Bay Transportation Authority, General Obligation Transportation System Bonds, Series 1991A, 7.000%, 3/01/21 (Pre-refunded 3/01/17)	3/17 at 100.00	N/R (8)	980,925
25	Massachusetts Bay Transportation Authority, Sales Tax Revenue Bonds, Senior Lien Series 2006C, 5.000%, 7/01/26 (Pre-refunded 7/01/18)	7/18 at 100.00	AAA	28,734
575	Massachusetts College Building Authority, Project Revenue Bonds, Series 2006A, 5.000%, 5/01/31 (Pre-refunded 5/01/16) – AMBAC Insured	5/16 at 100.00	Aa2 (8)	613,186
2,240	Massachusetts Development Finance Authority, Revenue Bonds, Massachusetts College of Pharmacy and Allied Health Sciences, Series 2005D, 5.000%, 7/01/27 (Pre-refunded 7/01/15) – AGC Insured	7/15 at 100.00	AA (8)	2,304,422
410	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, CareGroup Inc., Series 1998A, 5.000%, 7/01/25 (Pre-refunded 7/01/21) – NPFG Insured	7/21 at 100.00	AA– (8)	478,720
515	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Williams College, Series 2007L, 5.000%, 7/01/31 (Pre-refunded 7/01/16)	7/16 at 100.00	N/R (8)	552,760
1,800	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Series 2005A, 5.000%, 8/15/20 (Pre-refunded 8/15/15) – AGM Insured	8/15 at 100.00	AA+ (8)	1,862,334
1,000	Massachusetts State, General Obligation Bonds, Consolidated Loan, Series 2005A, 5.000%, 3/01/23 (Pre-refunded 3/01/15) – AGM Insured	3/15 at 100.00	Aaa	1,012,620
2,500	Massachusetts State, General Obligation Bonds, Consolidated Loan, Series 2005C, 5.000%, 9/01/22 (Pre-refunded 9/01/15)	9/15 at 100.00	Aaa	2,592,150
1,250	Massachusetts Water Pollution Abatement Trust, Pooled Loan Program Bonds, Series 2005-11, 4.500%, 8/01/29 (Pre-refunded 8/01/15)	8/15 at 100.00	AAA	1,286,738
785	Massachusetts Water Pollution Abatement Trust, Pooled Loan Program Bonds, Series 2006-12, 4.375%, 8/01/31 (Pre-refunded 8/01/16)	8/16 at 100.00	Aaa	837,650
1,500	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2006A, 5.000%, 8/01/31 (Pre-refunded 8/01/16) – AMBAC Insured	8/16 at 100.00	AA+ (8)	1,615,980
1,065	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2003AA, 5.500%, 7/01/19 – NPFG Insured (ETM)	No Opt. Call	A3 (8)	1,270,822
17,265	Total U.S. Guaranteed			18,168,959
	Utilities – 4.2% (2.8% of Total Investments)
2,580	Guam Power Authority, Revenue Bonds, Series 2010A, 5.000%, 10/01/37 – AGM Insured	10/20 at 100.00	AA	2,833,485
1,265	Massachusetts Clean Energy Cooperative Corporation, Revenue Bonds, Massachusetts Municipal Lighting Plant Cooperative, Series 2013, 5.000%, 7/01/32	7/23 at 100.00	A1	1,458,950
1,510	Massachusetts Development Finance Agency, Resource Recovery Revenue Refunding Bonds, Covanta Energy Project, Series 2012B, 4.875%, 11/01/42	11/17 at 100.00	BB+	1,534,402
5,355	Total Utilities			5,826,837

Nuveen Investments	27

NMT	Nuveen Massachusetts Premium Income Municipal Fund
	Portfolio of Investments (continued)	November 30, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer – 7.1% (4.7% of Total Investments)
$500	Boston Water and Sewerage Commission, Massachusetts, General Revenue Bonds, Senior Lien Refunding Series 2010A, 5.000%, 11/01/30	11/19 at 100.00	AA+	$570,470
565	Guam Waterworks Authority, Water and Wastewater System Revenue Bonds, Refunding Series 2014A, 5.000%, 7/01/29	7/24 at 100.00	A–	625,517
1,900	Lynn Water and Sewer Commission, Massachusetts, General Revenue Bonds, Series 2003A, 5.000%, 12/01/32 – NPFG Insured	12/14 at 100.00	AA–	1,906,365
60	Massachusetts Water Pollution Abatement Trust, Pooled Loan Program Bonds, Series 2003-9, 5.000%, 8/01/22	2/15 at 100.00	AAA	60,240
1,215	Massachusetts Water Pollution Abatement Trust, Pooled Loan Program Bonds, Series 2006-12, 4.375%, 8/01/31	8/16 at 100.00	AAA	1,248,170
400	Massachusetts Water Pollution Abatement Trust, Revenue Bonds, MWRA Loan Program, Series 2002A, 5.250%, 8/01/20	2/15 at 100.00	AAA	401,692
1,000	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2002J, 5.250%, 8/01/19 – AGM Insured	No Opt. Call	AA+	1,187,570
1,500	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2005A, 5.000%, 8/01/28 – NPFG Insured	8/17 at 100.00	AA+	1,641,105
1,000	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2006A, 4.000%, 8/01/46	8/16 at 100.00	AA+	1,004,010
720	Springfield Water and Sewer Commission, Massachusetts, General Revenue Bonds, Refunding Series 2010B, 5.000%, 11/15/30 – AGC Insured	11/20 at 100.00	AA	828,353
	Springfield Water and Sewer Commission, Massachusetts, General Revenue Bonds, Series 2014A:
185	5.000%, 7/15/22	No Opt. Call	AA–	224,004
150	5.000%, 7/15/23	No Opt. Call	AA–	183,111
9,195	Total Water and Sewer			9,880,607
$192,775	Total Long-Term Investments (cost $197,081,603)			209,718,382
	Variable Rate MuniFund Term Preferred Shares, at Liquidation Value – (53.3)% (9)			(74,000,000)
	Other Assets Less Liabilities – 2.2%			3,047,448
	Net Assets Applicable to Common Shares – 100%			$138,765,830

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
On September 1, 2013, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 6.500% to 5.200%.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(7)
At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(8)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(9)	Variable Rate MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 35.3%.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.

 See accompanying notes to financial statements.

28	Nuveen Investments

Statement of
	Assets and Liabilities	November 30, 2014 (Unaudited)

	Connecticut		Massachusetts
	Premium		Premium
	Income		Income
	(NTC	)	(NMT	)
Assets
Long-term investments, at value (cost $317,810,650 and $197,081,603, respectively)	$336,364,751		$209,718,382
Cash	252,177		771,679
Receivable for interest	4,980,523		3,044,581
Deferred offering costs	103,449		107,133
Other assets	14,722		4,665
Total assets	341,715,622		213,646,440
Liabilities
Floating rate obligations	19,370,000		—
Payable for:
Common share dividends	798,183		500,266
Interest	58		41
Investments purchased	4,035,465		—
Variable Rate MuniFund Term Preferred (“VMTP”) Shares, at liquidation value	106,000,000		74,000,000
Accrued expenses:
Management fees	165,827		106,305
Trustees fees	8,864		2,322
Other	146,564		271,676
Total liabilities	130,524,961		74,880,610
Net assets applicable to common shares	$211,190,661		$138,765,830
Common shares outstanding	14,533,976		9,346,877
Net asset value (“NAV”) per common share outstanding	$14.53		$14.85
Net assets applicable to common shares consist of:
Common shares, $.01 par value per share	$145,340		$93,469
Paid-in surplus	200,762,593		127,778,474
Undistributed (Over-distribution of) net investment income	266,293		65,066
Accumulated net realized gain (loss)	(8,537,666)		(1,807,958)
Net unrealized appreciation (depreciation)	18,554,101		12,636,779
Net assets applicable to common shares	$211,190,661		$138,765,830
Authorized shares:
Common	Unlimited		Unlimited
Preferred	Unlimited		Unlimited

See accompanying notes to financial statements.

Nuveen Investments	29

Statement of
	Operations	Six Months Ended November 30, 2014 (Unaudited)

	Connecticut		Massachusetts
	Premium		Premium
	Income		Income
	(NTC	)	(NMT	)
Investment Income	$6,925,723		$4,472,973
Expenses
Management fees	1,010,861		631,986
Shareholder servicing agent fees and expenses	26,618		32,765
Interest expense and amortization of offering costs	614,077		797,578
Custodian fees and expenses	27,120		21,243
Trustees fees and expenses	5,362		3,803
Professional fees	23,471		16,484
Shareholder reporting expenses	26,629		17,733
Stock exchange listing fees	42,028		19,469
Investor relations expenses	18,423		12,832
Other expenses	24,344		24,040
Total expenses	1,818,933		1,577,933
Net investment income (loss)	5,106,790		2,895,040
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	16,900		80,758
Change in net unrealized appreciation (depreciation) of investments	2,686,249		2,316,393
Net realized and unrealized gain (loss)	2,703,149		2,397,151
Net increase (decrease) in net assets applicable to common shares from operations	$7,809,939		$5,292,191

See accompanying notes to financial statements.

30	Nuveen Investments

Statement of
	Changes in Net Assets	(Unaudited)

	Connecticut		Massachusetts
	Premium Income (NTC)		Premium Income (NMT)
	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	11/30/14	5/31/14	11/30/14	5/31/14
Operations
Net investment income (loss)	$5,106,790	$8,741,040	$2,895,040	$2,789,407
Net realized gain (loss) from investments	16,900	(8,305,906)	80,758	(1,953,178)
Change in net unrealized appreciation (depreciation) of investments	2,686,249	(365,943)	2,316,393	127,862
Net increase (decrease) in net assets applicable to common shares from operations	7,809,939	69,191	5,292,191	964,091
Distributions to Common Shareholders
From net investment income	(4,988,547)	(10,025,942)	(3,045,332)	(3,203,408)
From accumulated net realized gains	—	(48,276)	—	(23,885)
Decrease in net assets applicable to common shares from distributions to common shareholders	(4,988,547)	(10,074,218)	(3,045,332)	(3,227,293)
Capital Share Transactions
Common shares:
Issued in the Reorganizations	—	—	66,532,407	—
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	—	—	—
Repurchased and retired	(1,192,296)	(700,889)	—	—
Net increase (decrease) in net assets applicable to common shares from capital share transactions	(1,192,296)	(700,889)	66,532,407	—
Net increase (decrease) in net assets applicable to common shares	1,629,096	(10,705,916)	68,779,266	(2,263,202)
Net assets applicable to common shares at the beginning of period	209,561,565	220,267,481	69,986,564	72,249,766
Net assets applicable to common shares at the end of period	$211,190,661	$209,561,565	$138,765,830	$69,986,564
Undistributed (Over-distribution of) net investment income at the end of period	$266,293	$148,050	$65,066	$215,358

See accompanying notes to financial statements.

Nuveen Investments	31

Statement of
	Cash Flows	Six Months Ended November 30, 2014 (Unaudited)

	Connecticut	Massachusetts
	Premium	Premium
	Income	Income
	(NTC )	(NMT )
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$7,809,939	$5,292,191
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(29,772,029)	(13,603,885)
Proceeds from sales and maturities of investments	31,935,224	11,023,277
Amortization (Accretion) of premiums and discounts, net	871,241	448,310
Amortization of deferred offering costs	1,144	148,014
(Increase) Decrease in:
Receivable for interest	(62,080)	(126,876)
Receivable for investments sold	335,429	2,056,987
Other assets	39,473	152,619
Increase (Decrease) in:
Payable for interest	(92,903)	(82,253)
Payable for investment purchased	(2,976,032)	—
Accrued management fees	(4,869)	50,738
Accrued Trustees fees	1,342	1,172
Accrued other expenses	(2,807)	(443,729)
Net realized (gain) loss from investments	(16,900)	(80,758)
Change in net unrealized (appreciation) depreciation of investments	(2,686,249)	(2,316,393)
Taxes paid on undistributed capital gains	(480)	—
Net cash provided by (used in) operating activities	5,379,443	2,519,414
Cash Flows from Financing Activities:
(Payments for) deferred offering costs	—	(110,000)
Increase (Decrease) in:
Floating rate obligations	—	(2,335,000)
Payable for offering costs	(29,614)	—
MTP Shares, at liquidation value	—	(73,445,000)
VMTP Shares, at liquidation value	—	74,000,000
Cash distributions paid to common shareholders	(4,992,934)	(2,793,758)
Cost of common shares repurchased and retired	(1,192,296)	—
Net cash provided by (used in) financing activities	(6,214,844)	(4,683,758)
Net Increase (Decrease) in Cash	(835,401)	(2,164,344)
Cash at the beginning period	1,087,578	2,936,023
Cash at the end period	$252,177	$771,679

	Connecticut	Massachusetts
	Premium	Premium
	Income	Income
Supplemental Disclosure of Cash Flow Information	(NTC )	(NMT )
Cash paid for interest (excluding amortization of offering costs)	$687,827	$585,103

See accompanying notes to financial statements.

32	Nuveen Investments

THIS PAGE INTENTIONALLY LEFT BLANK

Nuveen Investments	33

Financial
Highlights (Unaudited)

Selected data for a common share outstanding throughout each period:

		Investment Operations						Less Distributions
	Beginning Common Share NAV	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Auction Rate Preferred Share- holders (a)	Distributions from Accumulated Net Realized Gains to Auction Rate Preferred Share- holders	(a)	Total	From Net Investment Income to Common Share- holders	From Accum- ulated Net Realized Gains to Common Share- holders	Total	Discount From Common Shares Repur- chased and Retired		Ending Common Share NAV	Ending Market Value
Connecticut Premium Income (NTC)
Year Ended 5/31:
2015(f)	$14.33	$0.35	$0.18	$—	$—		$0.53	$(0.34)	$—	$(0.34)	$0.01		$14.53	$12.60
2014	15.00	0.60	(0.59)	—	—		0.01	(0.68)	— *	(0.68)	—	*	14.33	12.68
2013	15.34	0.56	(0.19)	—	—		0.37	(0.70)	(0.01)	(0.71)	—		15.00	13.65
2012	14.22	0.58	1.29	—	—		1.87	(0.71)	(0.04)	(0.75)	—		15.34	14.19
2011	14.56	0.67	(0.29)	(0.01)	—		0.37	(0.71)	—	(0.71)	—		14.22	13.18
2010	13.59	0.80	0.88	(0.02)	—	*	1.66	(0.69)	— *	(0.69)	—		14.56	13.94

Massachusetts Premium Income (NMT)
Year Ended 5/31:
2015(f)	14.65	0.30	0.23	—	—		0.53	(0.33)	—	(0.33)	—		14.85	13.12
2014	15.12	0.58	(0.37)	—	—		0.21	(0.67)	(0.01)	(0.68)	—		14.65	13.33
2013	15.45	0.62	(0.19)	—	—		0.43	(0.71)	(0.05)	(0.76)	—		15.12	13.64
2012	14.16	0.67	1.44	—	—		2.11	(0.77)	(0.05)	(0.82)	—		15.45	15.12
2011	14.48	0.75	(0.24)	(0.01)	—		0.50	(0.78)	(0.04)	(0.82)	—		14.16	13.59
2010	13.29	0.87	1.12	(0.03)	—		1.96	(0.77)	—	(0.77)	—		14.48	14.93

(a)	The amounts shown are based on common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

34	Nuveen Investments

			Ratios/Supplemental Data
				Ratios to Average Net Assets
Total Returns				Applicable to Common Shares(c)

			Ending
Based			Net
on		Based	Assets			Net
Common		on	Applicable			Investment		Portfolio
Share		Market	to Common			Income		Turnover
NAV	(b)	Value (b)	Shares (000)	Expenses	(d)	(Loss	)	Rate	(e)

3.82%		2.10%	$211,191	1.73	%**	4.85	%**	9%
0.41		(1.72)	209,562	2.88		4.33		17
2.35		1.02	220,267	2.68		4.05		12
13.45		13.59	82,318	3.08		3.93		11
2.63		(0.39)	76,284	2.41		4.73		9
12.49		9.76	78,106	1.57		5.64		5

3.68		0.93	138,766	2.16	**	4.50	**	6
1.61		2.96	69,987	3.09		4.17		18
2.81		(5.18)	72,250	2.86		3.99		10
15.29		17.78	73,758	3.03		4.48		12
3.58		(3.48)	67,605	2.51		5.30		6
15.03		18.77	69,031	1.60		6.21		3

(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to Auction Rate Preferred Shares (“ARPS”), MTP Shares and/or VMTP Shares, where applicable.

(d)
The expense ratios reflect, among other things, all interest expense and other costs related to MTP Shares, VMTP Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, each as described in Note 1 – General Information and Significant Accounting Policies, MuniFund Term Preferred Shares and Variable Rate MuniFund Term Preferred Shares and Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities, respectively, as follows:

Connecticut Premium Income (NTC)
Year Ended 5/31:
2015(f)	0.58	%**
2014	1.71
2013	1.55
2012	1.54
2011	1.20
2010	0.37

Massachusetts Premium Income (NMT)
Year Ended 5/31:
2015(f)	1.19	%**
2014	1.71
2013	1.64
2012	1.74
2011	1.28
2010	0.37

(e)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(f)	For the six months ended November 30, 2014.
*	Rounds to less than $0.01 per share.
**	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	35

Financial Highlights (Unaudited) (continued)

	ARPS at the End of Period		MTP Shares at the End of Period (a)		VMTP Shares at the End of Period		ARPS and MTP Shares at the End of Period
							Asset
	Aggregate	Asset	Aggregate	Asset	Aggregate	Asset	Coverage
	Amount	Coverage	Amount	Coverage	Amount	Coverage	Per $1
	Outstanding	Per $25,000	Outstanding	Per $10	Outstanding	Per $100,000	Liquidation
	(000)	Share	(000)	Share	(000)	Share	Preference
Connecticut Premium Income (NTC)
Year Ended 5/31:
2015(c)	$—	$—	$—	$—	$106,000	$299,236	$—
2014	—	—	—	—	106,000	297,700	—
2013	—	—	105,500	30.88	—	—	—
2012	—	—	36,080	32.82	—	—	—
2011	—	—	36,080	31.14	—	—	—
2010	15,725	82,389	18,300	32.96	—	—	3.30

Massachusetts Premium Income (NMT)
Year Ended 5/31:
2015(c)	—	—	—	—	74,000	287,521	—
2014	—	—	36,645	29.10	—	—	—
2013	—	—	36,645	29.72	—	—	—
2012	—	—	36,645	30.13	—	—	—
2011	—	—	36,645	28.45	—	—	—
2010	14,400	74,863	20,210	29.95	—	—	2.99

(a)	The Ending and Average Market Value Per Share for each Series of the Fund’s MTP Shares were as follows:

	2015	(c)	2014		2013		2012	2011		2010
Connecticut Premium Income (NTC)
Series 2015 (NTC PRC) Value
Ending Market Value per Share	$—		$—		$10.06		$10.05	$10.07		$10.00
Average Market Value per Share	—		10.03	ΩΩ	10.07		10.08	10.04		10.02	^
Series 2016 (NTC PRD)
Ending Market Value per Share	—		—		10.07		10.10	10.00		—
Average Market Value per Share	—		10.03	ΩΩ	10.11		10.06	9.88	^^^	—
Series 2015 (NTC PRE) (b)
Ending Market Value per Share	—		—		10.07		—	—		—
Average Market Value per Share	—		10.03	ΩΩ	10.06	Ω	—	—		—
Series 2015-1 (NTC PRF) (b)
Ending Market Value per Share	—		—		10.06		—	—		—
Average Market Value per Share	—		10.03	ΩΩ	10.07	Ω	—	—		—
Series 2015-1 (NTC PRG) (b)
Ending Market Value per Share	—		—		10.08		—	—		—
Average Market Value per Share	—		10.03	ΩΩ	10.08	Ω	—	—		—

Massachusetts Premium Income (NMT)
Series 2015 (NMT PRC)
Ending Market Value per Share	—		10.06		10.07		10.10	10.02		10.00
Average Market Value per Share	10.02	ΩΩΩ	10.04		10.09		10.08	10.02		10.00	^^
Series 2016 (NMT PRD)
Ending Market Value per Share	—		10.06		10.12		10.10	10.00		—
Average Market Value per Share	10.03	ΩΩΩ	10.06		10.11		10.08	9.97	^^^^	—
Series 2015 (NMT PRE) (b)
Ending Market Value per Share	—		10.06		10.09		10.10	13.53		9.98
Average Market Value per Share	10.00	△	10.04		10.08		10.07	14.03		9.95	△△
Series 2015-1 (NMT PRF) (b)
Ending Market Value per Share	—		10.02		10.05		10.10	13.62		10.00
Average Market Value per Share	10.00	△	10.04		10.09		10.08	14.48		9.98	△△△

(b)	MTP Shares issued in connection with the reorganizations.
(c)	For the six months ended November 30, 2014.
^	For the period January 19, 2010 (first issuance date of shares) through May 31, 2010.
^^	For the period January 21, 2010 (first issuance date of shares) through May 31, 2010.
^^^	For the period December 15, 2010 (first issuance date of shares) through May 31, 2011.
^^^^	For the period January 20, 2011 (first issuance date of shares) through May 31, 2011.
Ω	For the period July 9, 2012 (effective date of the reorganizations) through May 31, 2013.
ΩΩ	For the period June 1, 2013 through March 3, 2014.
ΩΩΩ	For the period June 1, 2014 through July 11, 2014.
△	For the period June 9, 2014 (effective date of the reorganizations) through July 11, 2014.
△△	For the period March 23, 2010 (first issuance date of shares) through May 31, 2010.
△△△	For the period February 9, 2010 (first issuance date of shares) through May 31, 2010.

36	Nuveen Investments

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Fund Information
The state funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):

•	Nuveen Connecticut Premium Income Municipal Fund (NTC) (“Connecticut Premium Income (NTC)”)
•	Nuveen Massachusetts Premium Income Municipal Fund (NMT) (“Massachusetts Premium Income (NMT)”)

The Funds are registered under the Investment Company Act of 1940, as amended, as diversified closed-end registered investment companies. Connecticut Premium Income (NTC) and Massachusetts Premium Income (NMT) were organized as Massachusetts business trusts on January 12, 1993.

Investment Adviser
The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Purchase and Sale Agreement
On October 1, 2014, TIAA-CREF, a national financial services organization, completed its previously announced acquisition of Nuveen, the parent company of the Adviser. The transaction has not resulted in any change in the portfolio management of the Funds or in the Funds’ investment objectives or policies.

Because the consummation of the acquisition resulted in the “assignment” (as defined in the Investment Company Act of 1940) and automatic termination of the Funds’ investment management agreements and investment sub-advisory agreements, Fund shareholders were asked to approve new investment management agreements with the Adviser and new investment sub-advisory agreements with each Fund’s Sub-Adviser. These new agreements were approved by shareholders of each of the Funds, and went into effect on October 1, 2014. The terms of the new agreements, including the fees payable to each Fund’s Adviser and Sub-Adviser, are substantially identical to those of the investment management agreements and investment sub-advisory agreements in place immediately prior to the closing.

Investment Objectives and Principal Investment Strategies
Each Fund seeks to provide current income exempt from both regular federal and designated state income taxes by investing primarily in a portfolio of municipal obligations issued by state and local government authorities within a single state or certain U.S. territories.

Fund Reorganizations
Effective prior to the opening of business on June 9, 2014, certain Massachusetts Funds were reorganized into one, larger-state Fund included in this report (the “Reorganizations”) as follows:

Target Funds	Acquiring Fund
Nuveen Massachusetts Dividend Advantage Municipal Fund (NMB)	Massachusetts Premium Income (NMT)
(“Massachusetts Dividend Advantage (NMB)”)
Nuveen Massachusetts AMT-Free Municipal Income Fund (NGX)
(“Massachusetts AMT-Free Income (NGX)”)

Upon the closing of the Reorganization, the Target Funds transfered their assets to the Acquiring Fund in exchange for common and preferred shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Target Funds. The Target Funds were then liquidated, dissolved and terminated in accordance with their Declaration of Trust. Shareholders of the Target Funds became shareholders of the Acquiring Fund. Holders of common shares of the Target Funds received newly issued common shares of the Acquiring Fund, the aggregate net asset value (“NAV”) of which was equal to the aggregate NAV of the common shares of the Target Funds held immediately prior to the Reorganizations (including for this

Nuveen Investments	37

Notes to Financial Statements (Unaudited) (continued)

purpose fractional Acquiring Fund shares to which shareholders would be entitled). Holders of preferred shares of the Target Funds received on a one-for-one basis newly issued preferred shares of the Acquiring Fund, in exchange for preferred shares of the Target Funds held immediately prior to the Reorganizations. Details of the Massachusetts Funds’ Reorganizations are further described in Note 8 – Fund Reorganizations.

Significant Accounting Policies
Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Company.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to earmark securities in the Funds’ portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of November 30, 2014, the Funds’ outstanding when-issued/delayed delivery purchase commitments were as follows:

	Connecticut		Massachusetts
	Premium		Premium
	Income		Income
	(NTC	)	(NMT	)
Outstanding when-issued/delayed delivery purchase commitments	$4,035,465		$—

Investment Income
Investment income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any.

Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Common Shareholders
Dividends from net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to common shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

MuniFund Term Preferred Shares
During the current fiscal period, Massachusetts Premium Income (NMT) had issued and outstanding MuniFund Term Preferred (“MTP”) Shares, with a $10 liquidation value per share. The Fund’s MTP Shares were issued in one or more Series and trade on the NYSE.

On July 11, 2014, Massachusetts Premium Income (NMT) redeemed all of its outstanding Series 2015 and Series 2016 MTP Shares. The Fund’s MTP Shares were redeemed at their $10.00 liquidation value per share, plus dividend amounts owed, using proceeds from its issuance of Variable Rate MuniFund Term Preferred (“VMTP”) Shares (as described below in Variable Rate MuniFund Term Preferred Shares).

The average liquidation value of MTP Shares outstanding for the Fund during the six months ended November 30, 2014, were as follows:

	Massachusetts
	Premium
	Income
	(NMT	)*
Average liquidation value of MTP Shares outstanding	$66,085,000

*	For the period June 1, 2014 through July 11, 2014.

For financial reporting purposes, the liquidation value of MTP Shares is recorded as a liability and recognized as “MuniFund Term Preferred (“MTP”) Shares, at liquidation value” on the Statement of Assets and Liabilities. Dividends on MTP shares, which are recognized as interest expense for financial reporting purposes, are paid monthly at a fixed annual rate, subject to adjustments in certain circumstances. Unpaid dividends on MTP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities. Dividends accrued on MTP Shares are

38	Nuveen Investments

recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Costs incurred by the Funds in connection with their offerings of MTP Shares were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as a component of “Deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.

In conjunction with Massachusetts Premium Income’s (NMT) redemption of MTP Shares, the remaining deferred offering costs of $258,499 were fully expensed during the current fiscal period, as the redemption was deemed an extinguishment of debt.

Variable Rate MuniFund Term Preferred Shares
The following Funds have issued and outstanding VMTP Shares, with a $100,000 liquidation value per share. VMTP Shares are issued via private placement and are not publicly available.

As of November 30, 2014, VMTP Shares outstanding, at liquidation value, for the Funds were as follows:

			Shares
			Outstanding at
		Shares	$100,000 Per Share
Fund	Series	Outstanding	Liquidation Value
Connecticut Premium Income (NTC)	2017	1,060	$106,000,000
Massachusetts Premium Income (NMT)	2017	740	$74,000,000

Each Fund is obligated to redeem its VMTP Shares by the date as specified in its offering document (“Term Redemption Date”), unless earlier redeemed or repurchased by the Fund. VMTP Shares are subject to optional and mandatory redemption in certain circumstances. The VMTP Shares are subject to redemption at the option of the Fund (“Optional Redemption Date”), subject to payment of premium for approximately one year following the date of issuance (“Premium Expiration Date”), and at par thereafter. The Fund may be obligated to redeem certain of the VMTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends. The Term Redemption Date, Optional Redemption Date and Premium Expiration Date for each Fund’s series of VMTP Shares are as follows:

		Term	Optional	Premium
Fund	Series	Redemption Date	Redemption Date	Expiration Date
Connecticut Premium Income (NTC)	2017	March 1, 2017	March 1, 2015	February 28, 2015
Massachusetts Premium Income (NMT)	2017	August 1, 2017	July 1, 2015	June 30, 2015

The average liquidation value of VMTP Shares outstanding and annualized dividend rate for each Fund during the six months ended November 30, 2014, were as follows:

	Connecticut		Massachusetts
	Premium		Premium
	Income		Income
	(NTC	)	(NMT	)*
Average liquidation value of VMTP Shares outstanding	$106,000,000		$74,000,000
Annualized dividend rate	1.00%		0.98%

*	For the period July 1, 2014 (first issuance date of shares) through November 30, 2014.

VMTP Shares generally do not trade, and market quotations are generally not available. VMTP Shares are short-term or short/intermediate-term instruments that pay a variable dividend rate tied to a short-term index, plus an additional fixed “spread” amount established at the time of issuance. The fair value of VMTP Shares is expected to be approximately their liquidation par value so long as the fixed “spread” on the VMTP Shares remains roughly in line with the “spread” rates being demanded by investors on instruments having similar terms in the current market environment. In present market conditions, the Funds’ Adviser has determined that fair value of VMTP Shares is their liquidation value, but their fair value could vary if market conditions change materially. For financial reporting purposes, the liquidation value of VMTP Shares is recorded as a liability and recognized as “Variable Rate MuniFund Term Preferred (“VMTP”) Shares, at liquidation value” on the Statement of Assets and Liabilities.

Dividends on the VMTP shares (which are treated as interest payments for financial reporting purposes) are set weekly. Unpaid dividends on VMTP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities, when applicable. Dividends accrued on VMTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

Costs incurred by the Funds in connection with each Fund’s offering of VMTP Shares were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as components of “Deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.

Massachusetts Premium Income (NMT) incurred offering costs of $110,000 in connection with its issuance of Series 2017 VMTP Shares.

Nuveen Investments	39

Notes to Financial Statements (Unaudited) (continued)

Indemnifications
Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derviatives.

Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to common shares from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.

Investment Valuation
Prices of fixed income securities are provided by a pricing service approved by the Funds’ Board of Trustees (the “Board”). The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board or its appointee.

Fair Value Measurements
Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market

40	Nuveen Investments

participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are adjusted and prices are determined using quoted prices in active markets for identical securities.

Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Connecticut Premium Income (NTC)	Level 1	Level 2	Level 3	**	Total
Long-Term Investments*:
Municipal Bonds	$—	$336,364,751	$—		$336,364,751
Massachusetts Premium Income (NMT)
Long-Term Investments*:
Municipal Bonds	$—	$209,640,081	$78,301		$209,718,382

*	Refer to the Fund’s Portfolio of Investments for industry classifications.
**	Refer to the Funds’ Portfolio of Investments for breakdown of these securities classified as Level 3.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation

Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)
If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the

Nuveen Investments	41

Notes to Financial Statements (Unaudited) (continued)

underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”).

An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as “(IF) – Inverse floating rate investment.” The Fund’s Statement of Assets and Liabilities shows only the inverse floaters and not the underlying bonds as an asset, and does not reflect the short-term floating rate certificates as liabilities. Also, the Fund reflects in “Investment Income” only the net amount of earnings on its inverse floater investment (net of the interest paid to the holders of the short-term floating rate certificates and the expenses of the trust), and does not show the amount of that interest paid as an interest expense on the Statement of Operations.

An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund accounting for the short-term floating rate certificates issued by the trust, at their liquidation value, as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in “Investment Income” the entire earnings of the underlying bond and recognizes the related interest paid to the holders of the short-term floating rate certificates as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the six months ended November 30, 2014, were as follows:

	Connecticut		Massachusetts
	Premium		Premium
	Income		Income
	(NTC	)	(NMT	)
Average floating rate obligations outstanding	$19,370,000		$1,466,858
Average annual interest rate and fees	0.67%		0.62%

As of November 30, 2014, the total amount of floating rate obligations issued by each Fund’s self-deposited inverse floaters and externally-deposited inverse floaters was as follows:

	Connecticut		Massachusetts
	Premium		Premium
	Income		Income
	(NTC	)	(NMT	)
Floating rate obligations: self-deposited inverse floaters	$19,370,000		$—
Floating rate obligations: externally-deposited inverse floaters	5,085,000		7,325,000
Total	$24,455,000		$7,325,000

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) (such agreements are referred to herein as “Recourse Trusts”), with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund’s inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is denoted as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

As of November 30, 2014, each Fund’s maximum exposure to the floating rate obligations issued by externally-deposited Recourse Trusts was as follows:

	Connecticut		Massachusetts
	Premium		Premium
	Income		Income
	(NTC	)	(NMT	)
Maximum exposure to Recourse Trusts	$5,085,000		$7,325,000

Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is

42	Nuveen Investments

effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives
Each Fund is authorized to invest in certain derivative instruments, such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Although the Funds are authorized to invest in derivative instruments and may do so in the future, they did not make any such investments during the six months ended November 30, 2014.

Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Common Shares
Transactions in common shares for the six months ended November 30, 2014 and the fiscal year ended May 31, 2014 were as follows:

	Connecticut		Massachusetts
	Premium Income (NTC)		Premium Income (NMT)
	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	11/30/14	5/31/14	11/30/14	5/31/14
Common shares:
Issued in the reorganizations	—	—	4,569,950	—
Issued to shareholders due to reinvestment of distributions	—	—	—	—
Repurchased and retired	(95,000)	(60,000)	—	—
Weighted average common share:
Price per share repurchased and retired	$12.53	$11.66	—	—
Discount per share repurchased and retired	13.26%	13.75%	—	—

Preferred Shares
Transactions in preferred shares for the Funds during the six months ended November 30, 2014 and fiscal year ended May 31, 2014, where applicable, are noted in the following tables.

Transactions in MTP Shares for the Funds were as follows:

	Six Months Ended
	November 30, 2014
		NYSE
Massachusetts Premium Income (NMT)	Series	Ticker	Shares	Amount
MTP Shares issued in connection with reorganizations:	2015	NMT PRE	1,472,500	$14,725,000
	2015-1	NMT PRF	2,207,500	22,075,000
MTP Shares redeemed:	2015	NMT PRC	(2,021,000)	(20,210,000)
	2016	NMT PRD	(1,643,500)	(16,435,000)
	2015-1	NMT PRE	(1,472,500)	(14,725,000)
	2015-1	NMT PRF	(2,207,500)	(22,075,000)
Net increase (decrease)			(3,664,500)	$(36,645,000)

Nuveen Investments	43

Notes to Financial Statements (Unaudited) (continued)

	Year Ended
	May 31, 2014
		NYSE
Connecticut Premium Income (NTC)	Series	Ticker	Shares	Amount
MTP Shares redeemed:	2015	NTC PRC	(1,830,000)	$(18,300,000)
	2016	NTC PRD	(1,778,000)	(17,780,000)
	2015	NTC PRE	(2,047,000)	(20,470,000)
	2015-1	NTC PRF	(1,695,000)	(16,950,000)
	2015-1	NTC PRG	(3,200,000)	(32,000,000)
Total			(10,550,000)	$(105,500,000)

Transactions in VMTP Shares for the Funds were as follows:

	Six Months Ended
	November 30, 2014
Massachusetts Premium Income (NMT)	Series	Shares	Amount
VMTP Shares issued	2017	740	$74,000,000

	Year Ended
	May 31, 2014
Connecticut Premium Income (NTC)	Series	Shares	Amount
VMTP Shares issued	2017	1,060	$106,000,000

5. Investment Transactions
Long-term purchases and sales (including maturities) during the six months ended November 30, 2014, were as follows:

	Connecticut		Massachusetts
	Premium		Premium
	Income		Income
	(NTC	)	(NMT	)
Purchases	$29,772,029		$13,603,885
Sales and maturities	31,935,224		11,023,277

6. Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

As of November 30, 2014, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Connecticut		Massachusetts
	Premium		Premium
	Income		Income
	(NTC	)	(NMT	)
Cost of investments	$298,592,916		$196,960,527
Gross unrealized:
Appreciation	$18,917,212		$13,428,978
Depreciation	(515,396)		(671,123)
Net unrealized appreciation (depreciation) of investments	$18,401,816		$12,757,855

44	Nuveen Investments

Permanent differences, primarily due to federal taxes paid, nondeductible offering costs, distribution reclasses and nondeductible reorganization expenses resulted in reclassifications among the Funds’ components of common share net assets as of May 31, 2014, the Funds’ last tax year end, as follows:

	Connecticut		Massachusetts
	Premium		Premium
	Income		Income
	(NTC	)	(NMT )
Paid-in surplus	$(847,892)		$(213,150)
Undistributed (Over-distribution of) net investment income	830,337		216,571
Accumulated net realized gain (loss)	17,555		(3,421)

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of May 31, 2014, the Funds’ last tax year end, were as follows:

	Connecticut		Massachusetts
	Premium		Premium
	Income		Income
	(NTC	)	(NMT	)
Undistributed net tax-exempt income1	$960,463		$534,398
Undistributed net ordinary income2	—		—
Undistributed net long-term capital gains	—		—

1	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on May 1, 2014, paid on June 2, 2014.
2	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended May 31, 2014, was designated for purposes of the dividends paid deduction as follows:

	Connecticut		Massachusetts
	Premium		Premium
	Income		Income
	(NTC	)	(NMT	)
Distributions from net tax-exempt income	$12,518,238		$4,168,979
Distributions from net ordinary income2	28,921		22,128
Distributions from net long-term capital gains	48,446		23,712

2	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

As of May 31, 2014, the Funds’ last tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.

	Connecticut		Massachusetts
	Premium		Premium
	Income		Income
	(NTC	)	(NMT	)
Expiration:
May 31, 2017	$—		$—
May 31, 2018	—		—
May 31, 2019	—		—
Not subject to expiration	7,585,393		1,851,703
Total	$7,585,393		$1,851,703

The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the current fiscal year. The Funds have elected to defer losses as follows:

	Connecticut		Massachusetts
	Premium		Premium
	Income		Income
	(NTC	)	(NMT	)
Post-October capital losses3	$695,324		$98,021
Late-year ordinary losses4	—		—

3	Capital losses incurred from November 1, 2013 through May 31, 2014, the Funds’ last tax year end.
4	Ordinary losses incurred from January 1, 2014 through May 31, 2014, and specified losses incurred from November 1, 2013 through May 31, 2014.

Nuveen Investments	45

Notes to Financial Statements (Unaudited) (continued)

7. Management Fees and Other Transactions with Affiliates
Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Connecticut Premium Income (NTC)
Massachusetts Premium Income (NMT)
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	0.4500%
For the next $125 million	0.4375
For the next $250 million	0.4250
For the next $500 million	0.4125
For the next $1 billion	0.4000
For the next $3 billion	0.3875
For managed assets over $5 billion	0.3750

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*
For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of November 30, 2014, the complex-level fee rate for each of these Funds was 0.1639%.

The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

8. Fund Reorganizations
The Reorganizations were structured to qualify as tax-free reorganizations under the Internal Revenue Code for federal income tax purposes, and the Target Funds’ shareholders will recognize no gain or loss for federal income tax purposes as a result. Prior to the closing of each of the Reorganizations, the Target Funds distributed all of their net investment income and capital gains, if any. Such a distribution may be taxable to the Target Funds’ shareholders for federal income tax purposes.

46	Nuveen Investments

Investments
The cost, fair value and net unrealized appreciation (depreciation) of the investments of the Target Funds as of the date of the Reorganizations, were as follows:

	Massachusetts		Massachusetts
	Dividend		AMT-Free
	Advantage		Income
	(NMB	)	(NGX	)
Cost of investments	$37,301,871		$57,561,751
Fair value of investments	39,482,270		59,660,129
Net unrealized appreciation (depreciation) of investments	2,180,399		2,098,378

For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Target Funds were carried forward to align ongoing reporting of the Acquiring Funds’ realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Common Shares
For accounting and performance reporting purposes, the Acquiring Fund is the survivor. The shares outstanding, net assets and NAV per common share outstanding immediately prior to and after the Reorganizations are as follows:

	Massachusetts		Massachusetts
	Dividend		AMT-Free
	Advantage		Income
Target Funds – Prior to Reorganizations	(NMB	)	(NGX	)
Common shares outstanding	1,966,050		2,727,316
Net assets applicable to common shares	$28,377,300		$38,155,107
NAV per common share outstanding	$14.43		$13.99

	Massachusetts
	Premium
	Income
Acquiring Fund – Prior to Reorganizations	(NMT	)
Common shares outstanding	4,776,927
Net assets applicable to common shares	$69,545,729
NAV per common share outstanding	$14.56

	Massachusetts
	Premium
	Income
Acquiring Fund – Post Reorganizations	(NMT	)
Common shares outstanding	9,346,877
Net assets applicable to common shares	$136,078,136
NAV per common share outstanding	$14.56

Preferred Shares
In connection with each Reorganization, holders of MTP Shares of the Target Funds received on a one-for-one basis newly issued MTP Shares of the Acquiring Fund, in exchange for MTP Shares of the Target Funds held immediately prior to the Reorganizations.

Prior to the closing of the Reorganizations, details of the Target Funds’ outstanding MTP Shares were as follows:

				Shares
				Outstanding	Annual
		NYSE	Shares	at $10 Per Share	Dividend
Target Funds	Series	Ticker	Outstanding	Liquidation Value	Rate
Massachusetts Dividend Advantage (NMB)	2015	NMB PRC	1,472,500	$14,725,000	2.60%
Massachusetts AMT-Free Income (NGX)	2015	NGX PRC	2,207,500	$22,075,000	2.65%

Nuveen Investments	47

Notes to Financial Statements (Unaudited) (continued)

Details of the Acquiring Fund’s MTP Shares issued in connection with the Reorganizations were as follows:

				Shares
				Outstanding	Annual
		NYSE	Shares	at $10 Per Share	Dividend
Acquiring Fund	Series	Ticker	Outstanding	Liquidation Value	Rate
Massachusetts Premium Income (NMT)
	2015	NMT PRE	1,472,500	$14,725,000	2.60%
	2015-1	NMT PRF	2,207,500	$22,075,000	2.65%

Pro Forma Results of Operations
The beginning of the Target Funds’ current fiscal period was June 1, 2014. Assuming the Reorganizations had been completed on June 1, 2014, the beginning of the Acquiring Funds’ current fiscal period, the pro forma results of operations for the six months ended November 30, 2014, are as follows:

Massachusetts
Premium
Income
Acquiring Fund – Pro Forma Results of Operations	(NMT )
Net investment income (loss)	$118,002
Net realized and unrealized gains (losses)	(817,064)
Change in net assets resulting from operations	(699,062)

Because the combined investment portfolios for each Reorganization have been managed as a single integrated portfolio since each Reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Funds that have been included in the Statement of Operations for the Acquiring Fund since the Reorganizations were consummated.

Cost and Expenses
In connection with the Reorganizations, the Acquiring Fund incurred certain associated costs and expenses. Such amounts were included as components of “Accrued other expenses” on the Statement of Assets and Liabilities.

48	Nuveen Investments

Additional Fund Information

Board of Trustees
William Adams IV*	Robert P. Bremner**	Jack B. Evans	William C. Hunter	David J. Kundert	John K. Nelson
William J. Schneider	Thomas S. Schreier, Jr.*	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer	Terence J. Toth

* Interested Board Member.
** Retired from the Funds’ Board of Trustees effective December 31, 2014.

Fund Manager	Custodian	Legal Counsel	Independent Registered	Transfer Agent and
Nuveen Fund Advisors, LLC	State Street Bank	Chapman and Cutler LLP	Public Accounting Firm***	Shareholder Services
333 West Wacker Drive	& Trust Company	Chicago, IL 60603	KPMG LLP	State Street Bank
Chicago, IL 60606	Boston, MA 02111		Chicago, IL 60601	& Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

***	During the fiscal period ended May 31, 2015, the Board of Trustees of the Funds, upon recommendation of the Audit Committee, engaged KPMG LLP (“KPMG”) as the independent registered public accounting firm to the Funds replacing Ernst & Young LLP (“Ernst & Young”), which resigned as the independent registered public accounting firm effective August 11, 2014 as a result of the pending acquisition of Nuveen Investments by TIAA-CREF.

Ernst & Young’s report on the Funds for the two most recent fiscal periods ended May 31, 2014 and May 31, 2013, contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. For the fiscal periods ended May 31, 2014 and May 31, 2013 for the Funds and for the period June 1, 2014 through August 11, 2014, there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Funds’ financial statements.

Quarterly Form N-Q Portfolio of Investments Information
Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC -0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information
You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure
Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases
Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock, as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	NTC	NMT
Common shares repurchased	95,000	—

FINRA BrokerCheck
The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Nuveen Investments	49

Glossary of Terms Used in this Report

■
Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed,” with current holders receiving a formula-based interest rate until the next scheduled auction.

■
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■
Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

■
Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see Leverage) and the leverage effects of certain derivative investments in the fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.

■
Escrowed to Maturity Bond: When proceeds of a refunding issue are deposited in an escrow account for investment in an amount sufficient to pay the principal and interest on the issue being refunded. In some cases, though, an issuer may expressly reserve its right to exercise an early call of bonds that have been escrowed to maturity.

■
Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

■
Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

■	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

■
Lipper Other States Municipal Debt Funds Classification Average: Calculated using the returns of all closed-end funds in this category. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

■
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

50	Nuveen Investments

■
Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

■
Regulatory Leverage: Regulatory Leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

■
S&P Municipal Bond Connecticut Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Connecticut municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
S&P Municipal Bond Massachusetts Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Massachusetts municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

■
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Nuveen Investments	51

Reinvest Automatically, Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net as -set value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day imme -diately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

52	Nuveen Investments

Notes

Nuveen Investments	53

Notes

54	Nuveen Investments

Notes

Nuveen Investments	55

Nuveen Investments:
                     Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates—Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed approximately $229 billion as of September 30, 2014.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by Nuveen Investments, LLC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com

ESA-B-1114D 5382-INV-B01/16

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Period*	(a)	(b)	(c)	(d)*
	TOTAL NUMBER OF	AVERAGE	TOTAL NUMBER OF SHARES	MAXIMUM NUMBER (OR
	SHARES (OR	PRICE	(OR UNITS) PURCHASED AS	APPROXIMATE DOLLAR VALUE) OF
	UNITS)	PAID PER	PART OF PUBLICLY	SHARES (OR UNITS) THAT MAY YET
	PURCHASED	SHARE (OR	ANNOUNCED PLANS OR	BE PURCHASED UNDER THE PLANS OR
		UNIT)	PROGRAMS	PROGRAMS

JUNE 1-30, 2014	0		0	1,433,600

JULY 1-31, 2014	19,500	$12.53	19,500	1,414,100

AUGUST 1-31, 2014	31,500	$12.54	31,500	1,428,500

SEPTEMBER 1-30, 2014	8,300	$12.51	8,300	1,420,200

OCTOBER 1-31, 2014	35,700	$12.53	35,700	1,384,500

NOVEMBER 1-30, 2014	0		0	1,384,500

TOTAL	95,000

* The registrant's repurchase program, for the repurchase of 1,465,000 shares, was authorized November 20, 2013.  The program was reauthorized for a maximum repurchase amount of 1,460,000 shares on August 6, 2014.  Any repurchases made by the registrant pursuant to the program were made through open-market transactions.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")(17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See Ex-99.CERT attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the  report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: See Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Connecticut Premium Income Municipal Fund

By (Signature and Title) /s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: February 5, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: February 5, 2015

By (Signature and Title) /s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
 (principal financial officer)

Date: February 5, 2015